As filed with the Securities and Exchange Commission on April 30, 2007
File Nos. 033-95472 and 811-09082

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933 ☒

Post-Effective Amendment No. 16 ☒

and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 17  ☒

M FUND, INC.
(Exact Name of Registrant as Specified in Charter)

M Financial Plaza
1125 NW Couch Street, Suite 900
Portland, Oregon 97209
 (Address of Principal Executive Offices) (Zip Code)

 Registrant’s Telephone Number, including Area Code: (503) 232-6960

(Name and Address of Agent for Service)

Copies to:

Gerald J. Graves, President	Frederick R. Bellamy, Esquire
M Fund, Inc.	Sutherland, Asbill & Brennan LLP
M Financial Plaza	1275 Pennsylvania Avenue, N.W.
1125 NW Couch Street, Suite 900	Washington, D.C. 20004-2404
Portland, Oregon 97209

It is proposed that this filing will become effective (check appropriate box)

☐            immediately upon filing pursuant to paragraph (b)

☒          on April 30, 2007 pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            on (Date) pursuant to paragraph (a)(1)

☐            75 days after filing pursuant to paragraph (a)(2)

☐            on (Date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

M FUND, INC.

PROSPECTUS

April 30, 2007

Brandes International Equity Fund

Turner Core Growth Fund

Frontier Capital Appreciation Fund

Business Opportunity Value Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any of the shares of M Fund, Inc. as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

Information About the Funds	3

Brandes International Equity Fund	4

Turner Core Growth Fund	7

Frontier Capital Appreciation Fund	10

Business Opportunity Value Fund	13

Investment Strategies and Risks	16

Management of the Funds	21

Investing with M Fund	23

Distributions and Taxes	25

Financial Highlights	26

For More Information	Back Cover

INFORMATION ABOUT THE FUNDS

M Fund

M Fund, Inc. (Company) is a mutual fund group that currently offers shares in four funds (Funds):

•   Brandes International Equity Fund

•   Turner Core Growth Fund

•   Frontier Capital Appreciation Fund

•   Business Opportunity Value Fund

Each Fund is a separate and distinct investment portfolio. These Funds are available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. Shares of the Funds also are sold directly to qualified pension and retirement plans.  Those insurance companies and retirement plans may offer other portfolios in addition to offering the Funds.

This Prospectus should be read along with the prospectus for the applicable insurance or annuity policies.

3

BRANDES INTERNATIONAL EQUITY FUND

The Fund’s Investment Goal

Q. What is the Brandes International Equity Fund’s investment goal?

A. The Fund seeks long-term capital appreciation.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Its Principal Investment Strategies

Q. What is the Brandes International Equity Fund’s principal investment strategy?

A. The Fund invests mainly in equity securities of foreign issuers, including common stocks, preferred stocks and securities that are convertible into common stocks. The Fund focuses on stocks with capitalizations of $1 billion or more. The Fund also may invest in emerging market securities.

The Fund’s Sub-Adviser, Brandes Investment Partners, L.P., uses the Graham and Dodd “Value Investing” approach. Following this philosophy, the Sub-Adviser views stocks as parts of businesses that are for sale. The Sub-Adviser seeks to purchase a diversified group of these businesses at prices that the Sub-Adviser believes are below their true long-term value.

The Key Risks

The Brandes International Equity Fund’s share price will fluctuate which means you could lose money on your investment in the Fund. The Fund’s investment performance could be worse than other investments:

•   if the stock market as a whole goes down;

•      because investments in foreign securities may have more frequent and larger price changes than U.S. securities;

•      because investments in foreign securities may lose value due to changes in currency exchange rates and other factors;

•      because emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S.;

•      because economic or political changes may cause larger price changes in emerging market securities than other foreign securities;

•      because the Fund may be more susceptible to economic, political or regulatory changes in any single country or industry than more highly diversified funds; or

•      if the stocks in the Fund’s portfolio do not grow over the long term or grow less rapidly than expected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

You can find more information about securities that the Fund may invest in and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

4

The Fund’s Performance

The following information may give some indication of the risks of investing in the Brandes International Equity Fund. It shows changes in the performance of the Fund’s shares from year to year since the Fund started.

The Fund’s past performance does not necessarily indicate how it will perform in the future.

BRANDES INTERNATIONAL EQUITY FUND* PERFORMANCE

	1997	1998*	1999	2000	2001	2002	2003	2004	2005	2006

Total Return	2.26%	15.37%	47.86%	4.88%	(12.77)%	(15.30)%	47.43%	24.00%	10.55%	26.78%

* On June 30, 1998, the Fund replaced its previous Sub-Adviser, Edinburgh Fund Managers PLC, with Brandes Investment Partners, L.P.

During the period shown in the bar chart, the highest quarterly return was 26.60% (for the quarter ended 6/30/03) and the lowest quarterly return was (21.57)% (for the quarter ended 9/30/02).

The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods.

The performance information shown here reflects M Financial Investment Advisers, Inc.’s (Adviser) agreement to cap certain Fund operating expenses during the period shown.  If this expense cap had not been in effect, the Fund’s performance results would have been less favorable.

The table below shows the Fund’s average annual total returns for the periods indicated, and how those returns compare to those of the Morgan Stanley Capital International - Europe, Australasia, Far East Index (MSCI EAFE Index). This index reflects the arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 21 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It includes the effect of reinvested dividends, net of foreign taxes withheld, and is measured in U.S. dollars. The index is calculated on a total return basis.

5

For the Periods Ended December 31, 2006

	One Year	Five Years	Ten Years

Brandes International Equity Fund	26.78%	16.76%	13.23%

MSCI EAFE Index(1)	26.34%	14.98%	7.68%

(1)  Reflects no deduction for fees, expenses or taxes.

* On June 30, 1998, the Fund replaced its previous Sub-Adviser, Edinburgh Fund Managers PLC, with Brandes Investment Partners, L.P.

Fund Fees and Expenses:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (fees that you pay directly from your investment):

There are no fees or sales loads charged to your account when you buy or sell Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	0.68%
Distribution (12b-1) Fee	None
Other Expenses*, (1)	0.20%
Total Annual Fund Operating Expenses	0.88%

* For the period from May 1, 2007 to April 30, 2008, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.  Fees and expenses shown are for the year ended December 31, 2006.  Future fees and expenses may be different.

(1) Other Expenses include Acquired Fund fees and expenses, which represent the Fund’s share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

The fee table above does not include the fees and charges associated with variable annuity or variable insurance products, which are disclosed separately in the prospectuses for those products. Fees and expenses for those products will typically include a sales load and/or a surrender charge as well as other charges for the insurance benefits.  The fee table above also does not include any fees and charges incurred with respect to qualified retirement plans.

6

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a hypothetical 5% return each year and that the Fund’s operating expenses remain the same.  These expense examples do not reflect the fees and charges imposed by the applicable insurance company or retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$90	$281	$488	$1,084

7

TURNER CORE GROWTH FUND

The Fund’s Investment Goal

Q. What is the Turner Core Growth Fund’s investment goal?

A. The Fund seeks long-term capital appreciation.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Its Principal Investment Strategies

Q. What is the Turner Core Growth Fund’s principal investment strategy?

A. The Fund invests mainly in common stocks of U.S. companies that the Sub-Adviser believes have strong earnings growth potential.

The Fund’s Sub-Adviser, Turner Investment Partners, Inc., uses a bottom-up approach to investing. A bottom-up approach involves selecting stocks based on the perceived strength of individual companies rather than focusing first on industry groups and then selecting stocks within those groups. The Sub-Adviser’s style is based on the philosophy that earnings expectations drive stock prices.  The Sub-Adviser uses a process that involves a combination of quantitative, fundamental, and technical analyses:

•      Quantitative:  A key quantitative tool employed is a proprietary computer model, used to assess a universe of about 5,000 companies according to a diverse range of earnings-growth and valuation factors. Those companies ranked highly in the model qualify for further consideration. Once purchased, holdings that deteriorate in the rankings become candidates for sale.

•      Fundamental:  Traditional research is performed to determine if the companies under consideration will exceed, meet, or fall short of Wall Street analysts’ consensus earnings expectations.  This process typically involves discussions with company management, industry experts and competitors in an effort to anticipate changes in the outlook for corporate earnings.

•      Technical:  Technical analysis involves the study of charts detailing a company’s trading and price history and may serve as additional confirmation of Turner’s research and to help to identify attractive points for purchase or sale of a security.

The Key Risks

The Turner Core Growth Fund’s share price will fluctuate, which means you could lose money on your investment in the Fund. The Fund’s investment performance could be worse than other investments:

•      if the stock market as a whole goes down;

•      if the market continually values the stocks in the Fund’s portfolio lower than the Sub-Adviser believes they should be valued;

•      if the earnings of the growth-oriented companies in which the Fund invests do not grow or grow less rapidly than expected;

•      due to the Fund’s active trading approach, which will increase the costs the Fund’s portfolio incurs; or

•      because growth investing emphasizes stock price appreciation over current income from dividends.

8

It is not expected that the Fund will own a substantial amount of securities that pay dividends.  Investors in the Fund should not expect dividend income to offset any decline in the prices of portfolio securities.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

You can find more information about securities that the Fund may invest in and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

The Fund’s Performance

The following information may give some indication of the risks of investing in the Turner Core Growth Fund. It shows changes in the performance of the Fund’s shares from year to year since the Fund started.

The Fund’s past performance does not necessarily indicate how it will perform in the future.

TURNER CORE GROWTH FUND PERFORMANCE

Calendar Year

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Total Return	28.32%	34.56%	40.11%	(11.15)%	(23.60)%	(26.52)%	34.58%	11.19%	13.92%	8.52%

During the period shown in the bar chart, the highest quarterly return was 28.11% (for the quarter ended 12/31/99) and the lowest quarterly return was (20.24)% (for the quarter ended 9/30/01).

The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods.

The performance information shown here reflects the Adviser’s agreement to cap certain Fund operating expenses during the period shown. If this expense cap had not been in effect, the Fund’s performance results would have been less favorable.

The table below shows the Fund’s average annual total returns for the periods indicated, and how those returns compare to those of the Russell 1000 Growth Index.  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

9

For the Periods Ended December 31, 2006

	One Year	Five Years	Ten Years

Turner Core Growth Fund	8.52%	6.33%	8.36%

Russell 1000 Growth Index(1)	9.09%	2.70%	5.45%

(1)Reflects no deduction for fees, expenses or taxes.

Fund Fees and Expenses:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (fees that you pay directly from your investment):

There are no fees or sales loads charged to your account when you buy or sell Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	0.45%
Distribution (12b-1) Fee	None
Other Expenses*, (1)	0.20%
Total Annual Fund Operating Expenses	0.65%

* For the period from May 1, 2007 to April 30, 2008, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.  Fees and expenses shown are for the year ended December 31, 2006.  Future fees and expenses may be different.

(1) Other Expenses include Acquired Fund fees and expenses, which represent the Fund’s share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

The fee table above does not include the fees and charges associated with variable annuity or variable insurance products, which are disclosed separately in the prospectuses for those products. Fees and expenses for those products will typically include a sales load and/or a surrender charge as well as other charges for the insurance benefits.  The fee table above also does not include any fees and charges incurred with respect to qualified retirement plans.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a hypothetical 5% return each year and that the Fund’s operating expenses remain the same.  These expense examples do not reflect the fees and charges imposed by the applicable insurance company or retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$66	$208	$362	$810

10

FRONTIER CAPITAL APPRECIATION FUND

The Fund’s Investment Goal

Q. What is the Frontier Capital Appreciation Fund’s investment goal?

A. The Fund seeks maximum capital appreciation.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Its Principal Investment Strategies

Q. What is the Frontier Capital Appreciation Fund’s principal investment strategy?

A. The Fund invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500 Stock Index.

The Fund’s Sub-Adviser, Frontier Capital Management Company, LLC, seeks to invest in companies with unrecognized earnings potential. Earnings per share, growth and price appreciation are important factors. Wall Street analysts do not usually widely follow small to mid-sized companies like those in which the Fund invests, and institutional investors usually do not own a large percentage of them. The cornerstone of Frontier’s investment process is internally generated fundamental research.

Stocks are sold if earnings growth potential is realized, when the fundamental reasons for purchase are no longer valid, or when a more attractive situation is identified.

The Key Risks

The Frontier Capital Appreciation Fund’s share price will fluctuate which means you could lose money on your investment in the Fund. The Fund’s investment performance could be worse than other investments:

•        if the stock market as a whole goes down;

•        if earnings growth estimates of companies the Fund invests in are not achieved; or

•      because securities of smaller-cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger cap companies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

You can find more information about securities that the Fund may invest in and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

The Fund’s Performance

The following information may provide some indication of the risks of investing in the Frontier Capital Appreciation Fund. It shows changes in the performance of the Fund’s shares from year to year since the Fund started.

The Fund’s past performance does not necessarily indicate how it will perform in the future.

11

FRONTIER CAPITAL APPRECIATION FUND PERFORMANCE

Calendar Year

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Total Return	22.13%	1.68%	44.17%	7.66%	(1.00)%	(25.28)%	55.89%	9.33%	15.13%	16.30%

During the period shown in the bar chart, the highest quarterly return was 26.17% (for the quarter ended 12/31/98) and the lowest quarterly return was (23.79)% (for the quarter ended 9/30/01).

The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods.

The performance information shown here reflects the Adviser’s agreement to cap certain Fund operating expenses during the period shown. If this expense cap had not been in effect, the Fund’s performance results would have been less favorable.

The table below shows the Fund’s average annual total returns for the periods indicated, and how those returns compare to those of the Russell 2500 Index. The Russell 2500 Index is comprised of the 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

For the Periods Ended December 31, 2006

	One Year	Five Years	Ten Years

Frontier Capital Appreciation Fund	16.30%	11.26%	12.52%

Russell 2500 Stock Index(1)	16.17%	12.18%	11.26%

  (1)Reflects no deduction for fees, expenses or taxes.

Fund Fees and Expenses:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (fees that you pay directly from your investment):

There are no fees or sales loads charged to your account when you buy or sell Fund shares.

12

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	0.90%
Distribution (12b-1) Fee	None
Other Expenses*, (1)	0.18%
Total Annual Fund Operating Expenses	1.08%

* For the period from May 1, 2007 to April 30, 2008, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.  Fees and expenses shown are for the year ended December 31, 2006.  Future fees and expenses may be different.

(1) Other Expenses include Acquired Fund fees and expenses, which represent the Fund’s share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

The fee table above does not include the fees and charges associated with variable annuity or variable insurance products, which are disclosed separately in the prospectuses for those products. Fees and expenses for those products will typically include a sales load and/or a surrender charge as well as other charges for the insurance benefits.  The fee table above also does not include any fees and charges incurred with respect to qualified retirement plans.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a hypothetical 5% return each year and that the Fund’s operating expenses remain the same.  These expense examples do not reflect the fees and charges imposed by the applicable insurance company or retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$110	$343	$595	$1,317

BUSINESS OPPORTUNITY VALUE FUND

The Fund’s Investment Goal

Q. What is the Business Opportunity Value Fund’s investment goal?

A. The Fund seeks long-term capital appreciation.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Its Principal Investment Strategies

Q. What is the Business Opportunity Value Fund ‘s principal investment strategy?

A. The Fund invests primarily in equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.

13

The Fund’s Sub-Adviser, Iridian Asset Management LLC, uses a value investing approach. The Sub-Adviser focuses on company valuation and seeks to identify catalysts for corporate change. These catalysts may include management changes, significant stock repurchases and/or dividend policy, acquisition/consolidation, divestiture/spin-off, strategy to enhance shareholder value, unrecognized or non-performing asset and changes in industry conditions. Once a catalyst for change is identified, the Sub-Adviser purchases the stock of the company (or companies) it believes to be undervalued that may benefit from the change.

The Key Risks

The Business Opportunity Value Fund’s share price will fluctuate, which means you could lose money on your investment in the Fund. The Fund’s investment performance could be worse than other investments:

•                  if the stock market as a whole goes down;

•                  if the stocks the Fund invests in remain inexpensive and do not realize their expected full value;

•                  if the Sub-Adviser does not correctly identify company valuations and/or catalysts;

•                  if the catalysts identified by the Sub-Adviser do not produce the expected changes; or

•                  if the companies the Fund invests in do not benefit from the expected changes as anticipated by the Sub-Adviser.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

You can find more information about securities that the Fund may invest in and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

The Fund’s Performance

The following information may provide some indication of the risks of investing in the Business Opportunity Value Fund. It shows changes in the performance of the Fund’s shares from year to year since the Fund started.

The Fund’s past performance does not necessarily indicate how it will perform in the future.

BUSINESS OPPORTUNITY VALUE FUND

Calendar Year

	2003	2004	2005	2006

Total Return	29.65%	22.60%	7.81%	13.89%

During the period shown in the bar chart, the highest quarterly return was 15.25% (for the quarter ended 6/30/03) and the lowest quarterly return was (5.36)% (for the quarter ended 3/31/03).

The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods.

14

The performance information shown here reflects the Adviser’s agreement to cap certain Fund operating expenses during the period shown. If the expense cap had not been in effect, the Fund’s performance results would have been less favorable.

The table below shows the Fund’s average annual total returns for the periods indicated, and how those returns compare to those of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

For the Periods Ended December 31, 2006

		Since Inception
	One Year	(2/1/02)

Business Opportunity Value Fund	13.89%	9.15%

Russell 1000 Value Index(1)	22.21%	11.22%

(1)Reflects no deduction for fees, expenses or taxes.

Fund Fees and Expenses:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (fees that you pay directly from your investment):

There are no fees or sales loads charged to your account when you buy or sell Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	0.64%
Distribution (12b-1) Fee	None
Other Expenses*, (1)	0.30%
Total Annual Fund Operating Expenses	0.94%
Expense Reimbursement*	0.05%
Net Expenses	0.89%

* For the period from May 1, 2007 to April 30, 2008, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.  Fees and expenses shown are for the year ended December 31, 2006.  Future fees and expenses may be different.

(1) Other Expenses include Acquired Fund fees and expenses, which represent the Fund’s share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

The fee table above does not include the fees and charges associated with variable annuity or variable insurance products, which are disclosed separately in the prospectuses for those products. Fees and expenses for those products will typically include a sales load and/or a surrender charge as well as other charges for the insurance benefits.  The fee table above also does not include any fees and charges incurred with respect to qualified retirement plans.

15

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a hypothetical 5% return each year, that the Fund’s operating expenses remain the same and that the expense reimbursement reflected in the fee table above is in effect for the one year time period.  These expense examples do not reflect the expense reimbursement or the fees and charges imposed by the applicable insurance company or retirement plan.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$91	$295	$515	$1,150

INVESTMENT STRATEGIES AND RISKS

Can a Fund Depart from its Normal Strategies?

Each Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When a Fund takes a temporary position, it will invest all or a substantial portion of its assets in U.S. Government securities, money market funds or securities, or other debt instruments.  During these times, a Fund may not achieve its investment goals.

Do the Funds Engage in Active Trading of Securities?

The Turner Core Growth Fund and the Business Opportunity Value Fund may engage in active and frequent trading to achieve their investment goals. This high rate of portfolio turnover may increase transaction costs, which would lower the Fund’s performance.

Can a Fund Change Its Investment Goal?

A Fund’s investment goal may be changed by a vote of the Board of Directors of the Company without shareholder approval. You would be notified at least 30 days before any change took effect.

Conflicts of Interest

Certain conflicts of interest may exist between the interests of the variable annuity contract owners, variable life insurance policy owners and plan participants. The Company currently does not believe that ownership by each such type of entity will cause any disadvantage to owners of any of such entities. However, the Board of Directors of the Company monitors the Funds to identify any conflicts of interest that may cause such a disadvantage and that cannot be reconciled. If such situations arise, the Board of Directors will decide at that time what action should be taken in response to the conflicts.

Additional Information About the Funds

Brandes International Equity Fund

The Brandes International Equity Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia.  This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days notice.

16

Securities will generally be purchased in the form of common stock, American Depository Receipts (ADRs), European Depository Receipts (EDRs) or Global Depository Receipts (GDRs).

The Fund may invest in any single country if, at the time of purchase, the Fund’s investment in such country does not exceed the greater of:

•                  25% of its total assets; or

•                  150% of the weighting of such country as represented in the MSCI EAFE Index.

The Fund may invest in any single industry if, at the time of purchase, the Fund’s investment in such industry does not exceed 25% of the Fund’s total assets.  The limitation does not apply to U.S. government securities.

The Fund also may invest up to, at the time of purchase, 20% of its total assets in emerging market securities.

The Fund also may:

•        invest in recently organized companies;

•        participate in forward foreign currency exchange contracts for purposes of settling trades; and

•        lend its portfolio securities.

In seeking out foreign securities for purchase, the Sub-Adviser does not attempt to match the security allocations of foreign stock market indices. Therefore, the Fund’s country weightings may differ significantly from country weightings found in published foreign stock indices. For example, the Sub-Adviser may choose not to invest the Fund’s assets in a country whose stock market, at any given time, may comprise a large portion of a published foreign stock market index. At the same time, the Sub-Adviser may invest significant amounts of the Fund’s assets in countries whose representation in such an index may be small or non-existent. The Sub-Adviser selects stocks for the Fund based on their individual merits and not necessarily on their geographic locations.

Turner Core Growth Fund

Generally, the Turner Core Growth Fund will be fully invested and will typically consist of 60 to 80 securities. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for securities that comprise more than 3% of the S&P 500 Index.  For those securities, the Fund may hold up to two times the index weighting.

The Fund may invest:

•       up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depository Receipts (ADRs);

•       in companies with market capitalizations of $500 million or less; and

•       in recently organized companies.

The Fund also may:

•        keep a portion of assets in cash or cash equivalents pending investment or for liquidity purposes; and

•        lend its portfolio securities.

17

Frontier Capital Appreciation Fund

The Frontier Capital Appreciation Fund’s portfolio is not restricted to any one segment of the market; however, generally a majority of its portfolio will consist of stocks of small- to medium-capitalization companies. The Fund’s portfolio will typically consist of 100 to 175 stocks.

The Fund may invest:

•      up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by ADRs;

•        in companies with market capitalizations of $500 million or less; and

•        in recently organized companies.

The Fund may also:

•        keep a portion of assets in cash or cash equivalents pending investment or for liquidity purposes; and

•        lend its portfolio securities.

Business Opportunity Value Fund

The Fund typically consists of 45 to 55 equity securities of issuers with capitalizations of $5 billion or more.

The Fund also may:

•       invest up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by ADRs;

•       keep a portion of assets in cash or cash equivalents pending investment or liquidity needs;

•       lend its portfolio securities; and

•       purchase warrants.

Additional Information About Fund Investments

Equity Securities.  Equity securities include:

•        common stocks;

•        preferred stocks;

•        securities convertible into common stocks; and

•        equity and index linked notes.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs).  ADRs, EDRs and GDRs are securities that represent an ownership interest in a foreign

18

security. ADRs are generally issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.  ADRs, EDRs and GDRs may be sponsored (issued with the cooperation of the issuer whose stock underlies the receipt) by the issuer or be unsponsored (issued without the involvement of the issuer whose stock underlies the receipt). The issuers of unsponsored ADRs, EDRs and GDRs are not required to disclose certain material information to the holders of such securities.

Foreign Companies.  A foreign company is one that is organized under the laws of a foreign country and:

•            has the principal trading market for its stock in a foreign country; or

•            derives at least 50% of its revenues or profits from operations in foreign countries or has at least 50% of its assets located in foreign countries.

Emerging Market Securities.  Emerging market securities are issued by a company that:

•            is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Brazil, Canada, China, Denmark, Finland, France, Germany, Greece, Holland, Hong Kong, Italy, Japan, Luxembourg, Mexico, New Zealand, Norway, Portugal, Russia, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States);

•            has its principal trading market for its stock in an emerging market country; or

•            derives at least 50% of its revenues or profits from operations within emerging market countries or has at least 50% of its assets located in emerging market countries.

General Risks of Investing in the Funds

Market Risk.  A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

Interest Rate Risk.  To the extent that a Fund invests in debt securities, the Fund is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. In part to compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

Credit Risk. To the extent that a Fund invests in debt securities, the Fund is subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities (rated BBB by Standard & Poor’s Rating Service or Baa by Moody’s Investor Service, Inc.) have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Foreign Investing.  Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, possibility of expropriation or nationalization, confiscatory taxation, less stringent accounting, reporting and disclosure requirements, and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

19

Emerging Markets Risk.  Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in more developed countries and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

Political Risk.  Political risk includes the risk of war, terrorism or related events. Political risk also includes the risk of nationalization or expropriation of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country’s issuers.

Currency Exchange Risk.  Investments that are denominated in currencies other than the U.S. dollar are subject to currency exchange risk. Because the value of the U.S. dollar against other currencies will vary, a decline in the exchange rate would reduce the value of certain portfolio investments. Forward foreign currency exchange contracts, which involve an obligation to purchase or sell a specific currency at a future date at a specified price, may be used in an attempt to protect against currency exchange risk.

Futures Contracts.  There are several special risks involved with the use of futures contracts. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the futures contract will be greater than gains in the value of the Fund’s position. The loss from investing in futures transactions that are unhedged or uncovered, is potentially unlimited. In addition, futures markets could be illiquid in some circumstances and a Fund might not be able to close out certain positions without incurring substantial losses.

Small Company Investment Risk.  Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better- known issuers. These increased risks include:

•            an increased possibility of portfolio price volatility;

•            more volatility in price than larger-capitalization stocks;

•            less certain growth prospects;

•            lower degree of liquidity in the markets for such stocks;

•            greater sensitivity of smaller companies to changing economic conditions; and

•            greater business risks resulting from their limited product lines, markets, distribution channels, and financial and managerial resources.

Small Capitalization Stock Risk.  The stock prices of smaller companies may fluctuate independently of larger company stock prices. Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should, therefore, expect that to the extent a Fund invests in stock of small-capitalization companies, the net asset value of that Fund’s shares may be more volatile than, and may fluctuate independently of, broad stock market indices, such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volumes.

Recently Organized Companies and IPOs.  Investments in recently organized companies and in many initial public offerings (“IPOs”) have the same risks as small company investments, but to a greater degree, including the risk of significant price fluctuations over short periods of time.

20

Securities Lending.  The Funds may lend their portfolio securities to certain qualified brokers. Investors Bank and Trust Company acts as the securities lending agent for the Funds. The loans are collateralized at all times with cash or securities with a value at least equal to the value plus accrued interest of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrowers of the securities fail financially. The Funds receive compensation in the form of fees, or retain a portion of interest on the investments of any cash received as collateral for lending their securities. The Funds also continue to receive interest or dividends on the securities loaned.

The Funds have a securities lending program whereby each Fund may loan its portfolio securities in an amount up to 33 1/3 of its total assets. The Funds receive cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements.  All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for loans of non-US securities) of the market value of the loaned securities at the inception of each loan.  The market value of the loaned securities is determined each day at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. The collateral received is recorded on a lending Fund’s statement of assets and liabilities, along with the related obligation to return the collateral.  Should the borrower of the securities fail financially, there is a risk of delay in recover of the securities or loss of rights in the collateral.  Consequently, loans are made only to borrowers that are deemed to be of good financial standing.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and the securities lending agent, is the Fund’s securities lending income. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and Investors Bank & Trust Company, as the securities lending agent and the total amount of the lenders’ fees is recorded as securities lending income for the applicable Fund.

Portfolio Holdings Disclosure

The Company has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings.  The Company will post complete lists of the Funds’ portfolio holdings as of the end of each month on its website at www.mfin.com.  Once you reach the website, you can find the portfolio holdings by looking under the Products/Service link and clicking on “M Fund Holdings,” which is a hyperlink to the current holdings list. The Company intends to post the portfolio holdings no later than the fifth business day of the succeeding month.  Each month’s complete list of the Funds’ portfolio holdings will remain available on www.mfin.com until the Company files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current (these reports generally are filed by March 11 for the fourth quarter, May 30 for the first quarter, September 8 for the second quarter, and November 29 for the third quarter).  The Company’s policies and procedures regarding website disclosure of the Funds’ portfolio holdings, as well as the Company’s other policies and procedures relating to disclosure of the Funds’ portfolio holdings, are described in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

Investment Adviser

M Financial Investment Advisers, Inc., (the Adviser) located at 1125 NW Couch Street, Portland, Oregon 97209, is the investment adviser of the Company and its Funds. The Adviser has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act) since November 1995. As of December 31, 2006, the Adviser had approximately $874 million in assets under management, all of which were the assets of the Company.

The Adviser began managing the Company at its commencement of operations (January 4, 1996).

21

The Adviser is responsible for providing (or arranging for the provision of) overall business management and administrative services necessary for the Company’s operations. In this regard, the Adviser may select Sub-Advisers who have shown good investment performance in their areas of expertise to manage the Funds. The Board of Directors supervises the Adviser’s management of the Sub-Advisers. The Company has received an exemptive order from the Securities and Exchange Commission (SEC) that allows the Adviser to change a Sub-Adviser, or change the terms of a sub-advisory contract, without shareholder approval. The Adviser has the ultimate responsibility to oversee the Sub-Advisers and to recommend to the Board of Directors their hiring, termination, and replacement. The Adviser also supervises the various other service providers to the Company, including the Company’s custodian, transfer agent, administration agent, and accounting services agent. In addition, the Adviser is responsible for ensuring the Company’s compliance with applicable legal requirements and also for ensuring that the Funds’ investment objectives, policies and restrictions are followed.

Each Fund pays the Adviser a fee for its services.  The Adviser retains 0.15% of the average daily net assets of each Fund.  The Adviser pays the balance of the fee it receives from each Fund to the applicable Sub-Adviser.

The fee paid to the Adviser by each Fund for the year ended December 31, 2006 is shown in the table below:

Fee to the Adviser
(as a% of average
Fund	daily net assets)

Brandes International Equity Fund	0.68%

Turner Core Growth Fund	0.45%

Frontier Capital Appreciation Fund	0.90%

Business Opportunity Value Fund	0.64%

Advisory and Sub-Advisory Contract Approvals

A discussion of the basis for the Board of Directors’ approvals of the advisory and sub-advisory contracts for the Funds is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2006.

Sub-Advisers

The Sub-Advisers make the day-to-day decisions regarding buying and selling specific securities for a Fund. Each Sub-Adviser manages the investments held by the Fund it serves according to the applicable investment goals and strategies. Additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager and each manager’s ownership of securities of funds they manage may be found in the Funds’ Statement of Additional Information.

Brandes Investment Partners, L.P. (Brandes)

11988 El Camino Real, Suite 500, San Diego, California 92191-9048

Sub-Adviser to the Brandes International Equity Fund

22

Effective June 30, 1998, Brandes became the Sub-Adviser to the Brandes International Equity Fund. Brandes has been registered as an investment adviser with the SEC since 1974. As of December 31, 2006, Brandes managed approximately $117 billion of assets.

The Brandes International Equity Fund is team-managed by an investment committee, whose members are senior portfolio management and research analysts of the firm including Messrs. Glenn Carlson, Brent Woods, Amelia Morris, Jim Brown, Keith Colestock and Brent Fredberg who are members of the firm’s Investment Oversight Committee. The Investment Oversight Committee monitors the investment process of and establishes broad standards and practices to be followed by each of Brandes’ Investment Committees. Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-Chief Executive Officer (CEO) from 2002-2004 and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002 and served as Managing Partner from 1998-2002.  Amelia Morris , Jim Brown and Keith Colestock serve Brandes Investment Partners as Directors of Investments, each serving Brandes for nearly ten years.  Brent Fredberg has served as a Senior Research Analyst since 2003.

Turner Investment Partners, Inc. (Turner)

1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312

Sub-Adviser to the Turner Core Growth Fund

Turner has provided investment advisory services to investment companies since 1992. Turner has been registered as an investment adviser with the SEC since 1990. As of December 31, 2006, Turner managed approximately $22.8 billion of assets.

A team of investment professionals comprising an investment committee manages the Turner Core Growth Fund. Robert E. Turner, Mark D. Turner and Robb Parlanti are the members of the investment committee. Robert E. Turner, CFA, Chairman and Chief Investment Officer – Growth Equities of Turner, is lead manager of the Fund (since July 4, 1996). Robert E. Turner co-founded Turner in 1990. He has 26 years of investment experience.  Mark D. Turner is also a co-manager of the Fund (since July 4, 1996) and is President of Turner and a Senior Portfolio Manager/Security Analyst.  He co-founded Turner in 1990. He has 25 years of investment experience. Robb Parlanti is also a co-manager of the Fund (since May 1, 2005). Mr. Parlanti is a Senior Portfolio Manager/Security Analyst on the cyclical team and is a Principal of Turner.  He has 20 years of experience and has been with Turner since 1993. Turner has managed the Turner Core Growth Fund since January 4, 1996.

Frontier Capital Management Company, LLC (Frontier)

99 Summer Street, Boston, Massachusetts 02110

Sub-Adviser to the Frontier Capital Appreciation Fund

Frontier has been registered as an investment adviser with the SEC since 1981. As of December 31, 2006, Frontier managed approximately $6.1 billion of assets.

Michael A. Cavarretta, CFA, is the person primarily responsible for the day-to-day management of the Fund’s investment portfolio (since January 5, 1996). Mr. Cavarretta is President of Frontier and holds a B.S. degree from the University of Maine and an M.B.A. degree from Harvard Business School. He joined Frontier in 1988 and has served as sole portfolio manager for Frontier’s capital appreciation portfolios since 1991. Frontier has managed the Frontier Capital Appreciation Fund since January 4, 1996.

23

Iridian Asset Management LLC (Iridian)

276 Post Road West, Westport, Connecticut 06880-4704

Sub-Adviser to the Business Opportunity Value Fund

Iridian has been registered as an investment adviser with the SEC since 1995. As of December 31, 2006, Iridian managed approximately $10.4 billion of assets.

A team of investment professionals comprised of portfolio managers and research analysts manages the Fund portfolio.  David Cohen, Co-CEO and Co-Chief Investment Officer, is the primary portfolio manager and has been working on the Fund since February 1, 2002.  Mr. Cohen co-founded Iridian in 1996 and was with its predecessor firm since 1989.  Since January 1, 2004, Thomas Zankel, Managing Director, has served as a secondary portfolio manager of the Fund. Mr. Zankel has been with Iridian Asset Management LLC since its inception in 1996. Iridian has managed the Business Opportunity Value Fund since February 1, 2002.

Similar Funds

The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds may be very similar to the investment objectives and policies of other mutual fund portfolios that are managed by the Sub-Advisers. Nevertheless, the investment performance and results of each Fund may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio is also managed by the Fund’s Sub-Adviser, has the same investment objectives and policies, and has a very similar name.

INVESTING WITH M FUND

Choosing the Appropriate Funds to Match Your Goals

Investing well requires a plan. We recommend that you meet with your financial adviser to plan a strategy that will best meet your financial goals. Your financial adviser can help you buy a variable annuity or variable life insurance contract that will allow you to choose the Funds.

Purchasing Shares

You cannot buy shares of the Funds directly. You can invest indirectly in the Funds through your purchase of a variable annuity or variable life insurance contract or your participation in a retirement plan. You should read this prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options.

The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies. The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

Market Timing

Programmed, large, frequent or short-term transfers among the Funds or between a Fund and other investment options can cause risk with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios).  These risks and harmful effects include: (1) dilution of the interest of long-term investors in a Fund if purchases or transfers into or out of a Fund are made at values that do not reflect an accurate value for the Fund’s underlying portfolio securities (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as impeding a Sub-Adviser’s ability to sustain an investment objective, causing

24

the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the Fund; and (3) increased brokerage and administrative expenses.  These costs are borne by all contract owners invested in the Fund, not just those making transfers.  Therefore, the Company reserves the right to reject any transfer or purchase order if, in the Company’s judgment, the Fund or other investors would potentially be adversely affected.

The Board of Directors has determined that it is not necessary for the Funds to have any specific policies and procedures regarding frequent transfers because each of the Participating Insurance Companies has its own policies and procedures regarding its contract owner’s transfer activity. Each Participating Insurance Company has supplied and certified that it has established procedures to monitor and deter market-timing activity. The Adviser does not have, nor has it had, written agreements that provide for market timing.

Selling Shares

To meet various obligations under the variable annuity or variable life insurance contracts or retirement plans, the insurance company separate accounts or retirement plans may sell Fund shares to generate cash. For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Fund may suspend sales of shares or postpone payment dates when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

Pricing of Fund Shares

Each Fund’s share price, also called net asset value per share (NAV), is determined as of the close of regular trading, normally 4:00 p.m. New York time, on each day when the NYSE is open. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Each Fund calculates its NAV by dividing the total value of its assets, less its liabilities, by the number of its shares outstanding.

The value of each Fund’s securities and assets is based on their market values. Certain exceptions follow.

•            Short-term debt securities that mature in 60 days or less are valued by the amortized cost method, which approximates market value.

•            Investments for which market quotations are not readily available are valued at their fair value as determined by a Pricing Committee appointed by the Board of Directors.  Market quotations may not be readily available or may not be representative of market values for many reasons including: (1) the occurrence of a significant event between the time of the close of the applicable exchange or market in which the investment is traded and the time of the Fund’s NAV calculation; or (2) no quotations are available from brokers, which indicates that there is low trading volume or there is a thin market in the security. Use of fair value pricing could cause a Fund to value securities higher or lower than a fund that uses market quotations, which could cause a Fund’s NAV per share to differ significantly from the NAV per share that would have been calculated using current market value. As security valuation issues arise, the Pricing Committee shall be convened to consider all the appropriate factors relevant to establishing the value of the security in question. In determining the fair value of a security, the Pricing Committee is authorized to rely on information and recommendations provided by third parties, including, principally, the Sub-Adviser that manages the Fund. Fair value determinations made by the Pricing Committee, including the factors considered and the valuation methodology recommended by the Adviser or Sub-Adviser managing the Fund, are documented and reported to the Board of Directors and submitted for ratification at the next scheduled Board meeting.

25

•            Securities mainly traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the closing of the NYSE. However, if a significant event occurs after the time that the closing value on the non-U.S. exchange was determined, the value of the security may be determined based on its fair value, as determined by the Pricing Committee. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund’s NAV.  A significant event may include corporate actions, earnings announcements and significant fluctuations in domestic or foreign stock or bond markets.

•            Because portfolio securities that are primarily listed on non-U.S. exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s portfolio securities may change on days when shareholders will not be able to buy or sell shares.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to distribute to its shareholders substantially all of its income and capital gains, if any, on an annual basis.

Tax Information

Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund’s distributions. The separate accounts in which you own a variable annuity, variable life insurance contract or retirement plan, as the owner of the Fund’s shares, may be affected. Please refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

FINANCIAL HIGHLIGHTS

The following selected financial highlights are derived from the Company’s audited financial statements included in the Company’s Annual Report to Shareholders.  The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). These total return figures do not reflect any fees or charges deducted from the insurance company separate account or from the variable annuity or life insurance policies, which, if reflected, would result in lower total return figures.

The Company’s financial statements and report of PricewaterhouseCoopers LLP, independent registered public accounting firm, included in the Annual Report to Shareholders for the Company’s fiscal year ended December 31, 2006 are incorporated by reference into the Statement of Additional Information.  The following data should be read in conjunction with such financial statements, related notes, and other financial information contained in the Annual Report. The Annual Report contains additional performance information about the Funds and is available, as described below.

26

M Fund, Inc.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Brandes International Equity Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net asset value, beginning of year	$17.52	$17.00	$14.56	$9.97	$12.37

Income from investment operations:
Net investment income	0.26	0.24	0.19	0.12	0.14
Net realized and unrealized gain (loss) on investments	4.32	1.52	3.30	4.60	(2.04)
Total from investment operations	4.58	1.76	3.49	4.72	(1.90)

Less distributions to shareholders:
From net investment income	(0.27)	(0.25)	(0.18)	(0.13)	(0.14)
From net realized capital gains	(1.68)	(0.99)	(0.87)	—	(0.36)
Total distributions	(1.95)	(1.24)	(1.05)	(0.13)	(0.50)
Net asset value, end of year	$20.15	$17.52	$17.00	$14.56	$9.97
Total Return	26.78%	10.55%	24.00%	47.43%	(15.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$494,394	$323,942	$274,756	$186,238	$121,293
Net expenses to average daily net assets	0.88%	0.92%	0.92%	0.97%	0.97%
Net investment income to average daily net assets	1.52%	1.42%	1.40%	1.15%	1.34%
Portfolio turnover rate	22%	27%	27%	26%	23%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average net assets would have been:
Expenses	N/A	N/A	N/A	N/A	N/A
Net investment income	N/A	N/A	N/A	N/A	N/A

27

M Fund, Inc.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Turner Core Growth Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net asset value, beginning of year	$16.60	$14.63	$13.19	$9.82	$13.40

Income from investment operations:
Net investment income	0.12 *	0.06	0.04	0.03	0.03
Net realized and unrealized gain (loss) on investments	1.30	1.98	1.44	3.37	(3.58)
Total from investment operations	1.42	2.04	1.48	3.40	(3.55)

Less distributions to shareholders:
From net investment income	(0.11)	(0.07)	(0.04)	(0.03)	(0.03)
From net realized capital gains	(0.69)	—	—	—	—
Total distributions	(0.80)	(0.07)	(0.04)	(0.03)	(0.03)
Net asset value, end of year	$17.22	$16.60	$14.63	$13.19	$9.82
Total Return	8.52%	13.92%	11.19%	34.58%	(26.52)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$132,046	$142,169	$117,570	$96,241	$66,980
Net expenses to average daily net assets	0.65%	0.68%	0.66%	0.70%	0.70%
Net investment income to average daily net assets	0.61%	0.45%	0.28%	0.25%	0.29%
Portfolio turnover rate	138%	149%	158%	168%	279%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average net assets would have been:
Expenses	N/A	N/A	N/A	0.72%	0.75%
Net investment income	N/A	N/A	N/A	0.23%	0.24%

*                    Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

28

M Fund, Inc.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Frontier Capital Appreciation Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net asset value, beginning of period	$22.95	$21.56	$19.72	$12.65	$16.93

Income from investment operations:
Net investment loss	(0.03)*	(0.12)	(0.09)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	3.77	3.39	1.93	7.16	(4.18)
Total from investment operations	3.74	3.27	1.84	7.07	(4.28)

Less distributions to shareholders:
In excess of net realized capital gains	(2.43)	(1.88)	—	—	—
Total distributions	(2.43)	(1.88)	—	—	—
Net asset value, end of period	$24.26	$22.95	$21.56	$19.72	$12.65
Total Return	16.30%	15.13%	9.33%	55.89%	(25.28)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$175,122	$147,352	$170,092	$136,225	$72,688
Net expenses to average daily net assets	1.08%	1.11%	1.09%	1.11%	1.13%
Net investment loss to average daily net assets	(0.12)%	(0.55)%	(0.49)%	(0.63)%	(0.70)%
Portfolio turnover rate	30%	29%	44%	39%	33%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average net assets would have been:
Expenses	N/A	N/A	N/A	N/A	N/A
Net investment income	N/A	N/A	N/A	N/A	N/A

*                    Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

29

M Fund, Inc.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Business Opportunity Value Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Period Ended December 31, 2002(a)
Net asset value, beginning of period	$12.06	$12.23	$10.09	$7.83	$10.00

Income from investment operations:
Net investment income	0.06	0.08	0.06	0.06	0.05
Net realized and unrealized gain (loss) on investments	1.51	0.87	2.22	2.26	(2.17)
Total from investment operations	1.57	0.95	2.28	2.32	(2.12)

Less distributions to shareholders:
From net investment income	(0.06)	(0.08)	(0.06)	(0.06)	(0.05)
From net realized capital gains	(1.02)	(1.04)	(0.08)	—	—
Total distributions	(1.08)	(1.12)	(0.14)	(0.06)	(0.05)
Net asset value, end of period	$12.55	$12.06	$12.23	$10.09	$7.83
Total Return	13.89%	7.81%	22.60%	29.65%	(21.20	)%*

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$72,742	$52,440	$36,684	$19,182	$10,779
Net expenses to average daily net assets	0.89%	0.90%	0.90%	0.90%	0.90	%**
Net investment income to average daily net assets	0.56%	0.57%	0.78%	0.81%	0.71	%**
Portfolio turnover rate	96%	111%	85%	67%	75	%*
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income (loss) to average net assets would have been:
Expenses	0.94%	1.01%	1.27%	1.53%	1.90	%**
Net investment income (loss)	0.51%	0.68%	0.41%	0.18%	(0.29	)%**

(a)	Fund commenced operations on February 1, 2002

*	Not annualized.

**	Annualized for periods less than one year.

30

FOR MORE INFORMATION

For investors who want more information about the Funds, the following documents are available free upon request.

Statement of Additional Information (SAI): The SAI provides additional information about the Funds and is legally a part of this prospectus (it is incorporated herein by reference).

Annual/Semi-Annual Reports: The Company’s annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Company’s last fiscal year.

You can get free copies of the SAI, our annual and semi-annual reports, other information and answers to your questions about the Funds by contacting your financial adviser, or by writing to or calling the Company at:

M Fund, Inc.

M Financial Plaza

1125 NW Couch Street

Portland, Oregon 97209

(888) 736-2878

If you are part of the M Member Network, you may obtain copies of the SAI and the annual and semi-annual reports on the Internet at: http://www.mfin.com. If you are not part of the M Member Network, contact M Fund, Inc. at the address or telephone number above to obtain your free copy.

You may also review and copy the SAI, the annual and semi-annual reports, and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  Call (202) 551-8090 for information on the operation of the Public Reference Room.

You can also view the SAI, the annual and semi-annual reports and other information on the EDGAR database on the Commission’s Internet website at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to: Public Reference Section/U.S. Securities and Exchange Commission/Washington, D.C. 20549-0102.

M FUND, INC.

Brandes International Equity Fund

Turner Core Growth Fund

Frontier Capital Appreciation Fund

Business Opportunity Value Fund

Investment Company Act file no. 811-9082

31

STATEMENT OF ADDITIONAL INFORMATION

M FUND, INC.

Brandes International Equity Fund

Turner Core Growth Fund

Frontier Capital Appreciation Fund

Business Opportunity Value Fund

April 30, 2007

This Statement of Additional Information (“SAI”) is not a prospectus.  Much of the information contained in this SAI expands upon information discussed in the prospectus for M Fund, Inc. (the “Prospectus”) and should, therefore, be read in conjunction with the Prospectus.  To obtain a copy of the Prospectus with the same date as this SAI, write to M Fund, Inc. at M Financial Plaza, 1125 NW Couch Street, Portland, Oregon 97209, Attn: M Fund Administration, or call (888) 736-2878.

Financial statements are incorporated by reference into this SAI from the M Fund, Inc. annual report dated December 31, 2006.

The Company and the Funds

M Fund, Inc. (the “Company”) is an open-end management investment company established as a Maryland corporation on August 11, 1995.  The Company consists of four separate investment portfolios or funds (each a “Fund” and, collectively, the “Funds”), each of which is, in effect, a separate mutual fund. Each Fund is an open-end management investment company and is diversified. The Company issues a separate class of stock for each Fund representing fractional undivided interests in that Fund.  By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund.  Likewise, an investor shares pro rata in any losses of that Fund.

Pursuant to an investment advisory agreement and subject to the authority of the Company’s board of directors (the “Board of Directors”), M Financial Investment Advisers, Inc. (the “Adviser”) serves as the Company’s investment adviser and conducts the business and affairs of the Company.  The Adviser has engaged the following sub-advisers (the “Sub-Advisers”) to provide the day-to-day portfolio management for the respective Funds:

Fund	Sub-Adviser
Brandes International Equity Fund	Brandes Investment Partners, L.P.

Turner Core Growth Fund	Turner Investment Partners, Inc.

Frontier Capital Appreciation Fund	Frontier Capital Management Company, LLC

Business Opportunity Value Fund	Iridian Asset Management LLC

The Company currently offers one or more classes of its stock to separate accounts of certain insurance companies (the “Participating Insurance Companies”) as the underlying funding vehicles for certain variable life insurance and variable annuity policies (the “Policies”) issued by the Participating Insurance Companies.  The Company also offers its stock to qualified pension and retirement plans.  The Company does not offer its stock directly to the general public.  Each such separate account has a separate prospectus, which accompanies the prospectus for the Company (the “Prospectus”), describing that separate account and the Policies.  The prospectus for that separate account and the Policies, or retirement plan documents, should be read in conjunction with the Prospectus.

Terms appearing, but not defined, in this SAI that are defined in the Prospectus have the same meaning in this SAI as in the Prospectus.

Fund Policies

Fundamental Restrictions

The following investment restrictions have been adopted by the Company as fundamental policies for the Funds. A fundamental policy is one that cannot be changed without the affirmative vote of “a majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) attributable to that Fund.  The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Company not to be fundamental and accordingly may be changed by the Board of Directors without shareholder approval.  See “Investment Objectives and Policies” in the Company’s Prospectus.  For purposes of the 1940 Act, “a majority of the outstanding voting securities” means the lesser of (a) 67% or more of the votes attributable to shares of the Fund present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Fund.

None of the Funds may:

1.   Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings.

2.  Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

3.  Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

4.  Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities (unless otherwise prohibited in these investment restrictions) and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

5.  Invest in commodities.

6.  Lend any money or other assets, except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest.  However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, unless otherwise prohibited in these investment restrictions.

7.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.

8.  Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.

9.  Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings.  None of the Funds will purchase securities when such borrowings exceed 5% of its total assets.

10.  Sell securities short or maintain a short position including short sales against the box.

11.  Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry.  This limitation does not apply to U.S. government securities.

12.  As to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund’s total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund.

Non-Fundamental Restrictions

In addition to the fundamental investment restrictions mentioned above, the Board of Directors has adopted certain non-fundamental restrictions for each Fund as shown below.  Non-fundamental restrictions represent the current intentions of the Board of Directors, and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Directors without prior notice to or approval of shareholders.

None of the Funds may:

1.       Purchase the securities of any one issuer if, by such purchase, the Fund would own more than 10% of the outstanding voting securities of that issuer.

2.       Write call or put options (except for the Brandes International Equity Fund).

3.       Purchase variable-amount master demand notes, which are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender and the borrower.

4.       Purchase variable or floating-rate demand instruments, which are debt securities that include a variable or floating interest rate adjustment feature.

5.       Purchase fixed-income investments (e.g., corporate debt obligations, including commercial paper, but excluding convertible securities) that are unrated or rated at the time of purchase in the lower rating categories by S&P or Moody’s (i.e., ratings of BB or lower by S&P or Ba or lower by Moody’s for corporate debt obligations and ratings below A-3 by S&P or Prime-3 by Moody’s for commercial paper).

6.       Invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

7.       Invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables.

8.       Invest in options or futures (except for the Brandes International Equity Fund)

9.       Invest in when-issued securities (or delayed-delivery or forward commitment contracts) (except for the Brandes International Equity Fund).

10.     Invest in interest-only (“IO”) or principal only (“PO”) securities.  However, this does not preclude investments in zero coupon bonds.

11.     Invest more than 25% of its net asset value in emerging markets (except for the Brandes International Equity Fund, which may invest up to 20% of its total assets), including no more than 5% of net asset value in Brady Bonds.

Fund-Specific Restrictions:

12.     The Brandes International Equity Fund and the Turner Core Growth Fund may not purchase illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days (except securities offered and sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States), if, as a result thereof, more than 5% of the value of its total assets would be invested in assets that are either illiquid or are not readily marketable.  The Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may not invest in illiquid securities.

13.     The Brandes International Equity Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may not purchase restricted securities (except securities offered and sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States) if, as a result thereof, more than 10% of the value of its total assets would be invested in restricted securities.  The Turner Core Growth Fund may not invest in restricted securities.

14.  The Business Opportunity Value Fund, the Frontier Capital Appreciation Fund, and the Turner Core Growth Fund may invest no more than 15% of the value of their total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depository Receipts.

15.     The Brandes International Equity Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 5% of the value of its total assets would be invested in warrants or rights, and each may not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the American Stock Exchange.  The Turner Core Growth Fund may not invest in warrants or rights.

16.     The Brandes International Equity Fund will not engage in forward foreign currency exchange contracts with respect to more than 5% of its assets.  The other Funds will not enter into such contracts.

Interpretive Rules

For purposes of the foregoing fundamental and non-fundamental restrictions, any restriction will be deemed to be violated to the extent an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund causes the Fund to exceed the stated limitations.  Market fluctuations which cause a Fund to exceed a stated limitation will not be deemed to cause the Fund to violate a restriction. In addition, with regard to exceptions recited in a restriction, a Fund may only rely on an exception if its investment objective or policies otherwise permit it to rely on the exception.

Temporary Defensive Positions

Each Fund may, for temporary defensive purposes, invest in any type of securities which the Sub-Adviser believes to be more conservative than the securities in which the Fund normally invests.

Investment Strategies and Risks

Investments

Some or all of the Funds may utilize the following investment techniques or make the following types of investments, subject to the restrictions set forth above. To the extent permitted by federal law, investments of any cash or other collateral invested or reinvested under the securities lending program are exempt from the restrictions set forth in this SAI.

•      Foreign Government Obligations

•      Sovereign Debt Obligations (Brady Bonds)

•                  American Depository Receipts, European Depository Receipts, International Depository Receipts, and Global Depository Receipts

•                  Forward Foreign Currency Exchange Contracts

•                  Short-Term Bank and Corporate Obligations

•                  Zero Coupon Bonds

•                  Warrants and Rights

•                  Convertible Securities

•                  Repurchase Agreements

•      Restricted and Illiquid Securities

Foreign Investments

Each of the Funds may invest in securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States (“foreign issuers”). The Business Opportunity Value Fund, the Frontier Capital Appreciation Fund, and the Turner Core Growth Fund may invest up to 15% of the value of their total assets in securities of foreign issuers that are listed on United States exchanges or are represented by American Depository Receipts (“ADRs”).  The Brandes International Equity Fund must invest at least 80% of the value of its total assets in securities of foreign issuers that are listed on United States exchanges or are represented by ADRs, European Depository Receipts (“EDRs”), International Depository Receipts (“IDRs”) and Global Depository Receipts (“GDRs”).  The Brandes International Equity Fund also may invest in non-dollar securities.  However, the Brandes International Equity Fund may not invest in Canadian government securities, and the Business Opportunity Value Fund, the Frontier Capital Appreciation Fund and the Turner Core Growth Fund may not invest in any foreign government securities.  Because investments in foreign issuers may involve currencies of foreign countries, because a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, and because a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions.  Mail and courier service and other communications between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Risks Related to Foreign Investments.  Investments in the securities of foreign issuers, or investments in securities denominated or quoted in a currency other than the U.S. dollar (“non-dollar securities”), may present potential benefits and risks not associated with investments solely in securities of domestic issuers or U.S. dollar-denominated securities.  Benefits of investing in foreign issuers or non-dollar securities may include the opportunity to invest in foreign issuers that appear, in the opinion of the Sub-Adviser, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). For example, a decline in the exchange rate would reduce the value of certain portfolio investments. The Brandes International Equity Fund may engage in forward foreign currency exchange contracts to hedge its foreign currency exposure; however, such investments also entail certain risks (described herein). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers.  Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities.  Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one.  In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.  Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Fund, or political or social instability or diplomatic developments which could affect investments in those countries.  Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign Currency Transactions.  Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.  To the extent that a Fund’s assets consist of investments denominated in a particular currency, the Fund’s exposure to adverse developments affecting the value of such currency will increase.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s net asset value to fluctuate as well.  Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad.  To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Forward Foreign Currency Exchange Contracts.  The Brandes International Equity Fund in the sole discretion of its Sub-Adviser may, but is not obligated under any circumstances to, enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against anticipated changes in future foreign currency exchange rates in connection with settling trades.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange.  A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Brandes International Equity Fund may enter into forward foreign currency exchange contracts in several circumstances.  When the Brandes International Equity Fund enters into a contract for the purchase or sale of a security denominated or noted in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, it may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.  By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Brandes International Equity Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Upon instructions from its Sub-Adviser, the Brandes International Equity Fund’s custodian will segregate cash or other liquid assets in an amount equal to the value of the Brandes International Equity Fund’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the Brandes International Equity Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Brandes International Equity Fund’s commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate these contracts.  In such event, the Brandes International Equity Fund’s ability to utilize forward foreign currency exchange contracts may be restricted.

While the Brandes International Equity Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Brandes International Equity Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Brandes International Equity Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Brandes International Equity Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Brandes International Equity Fund.  Such imperfect correlation may cause the Brandes International Equity Fund to sustain losses which will prevent it from achieving a complete hedge or expose the Brandes International Equity Fund to risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations.  Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Brandes International Equity Fund of unrealized profits, transaction costs or expected benefits of a currency hedge or force the Brandes International Equity Fund to cover its purchase or sale commitments, if any, at the current market price.  The Brandes International Equity Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Sub-Adviser.

Investments in ADRs, EDRs, IDRs, and GDRs.  Many securities of foreign issuers are represented by American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), International Depository Receipts (“IDRs”), and Global Depository Receipts (“GDRs”).

Subject to the restrictions set forth above, each of the Funds may invest in ADRs.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored or unsponsored and issued by domestic banks.  ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.  To the extent that a Fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs (i.e., unsponsored programs), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.  However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for purchases and sales.  In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or on the NASDAQ National Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

The Brandes International Equity Fund may invest in EDRs, IDRs, and GDRs, which are receipts evidencing an arrangement with a bank similar to that for ADRs and are designed for use in the foreign securities markets.  EDRs, IDRs, and GDRs are not necessarily quoted in the same currency as the underlying security.

Emerging Market Securities

The Brandes International Equity Fund may invest up to 20% of its total assets, measured at the time of purchase, in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets).  Each of the other three Funds may invest up to 25% of such Fund’s total assets, measured at the time of purchase, in emerging markets.  Emerging markets include any country:  (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the Sub-Adviser to be an emerging market as defined above.  The Brandes International Equity Fund may invest in securities of:  (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.

Risks Related to Emerging Market Securities.  The risks of investing in foreign securities may be intensified in the case of investments in emerging markets.  Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on the assets.  The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.  Certain markets may require payment for securities before delivery.

Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies.  In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times.  Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances.  A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investing in Small-Capitalization Companies

With the exception of the Business Opportunity Value Fund, all of the Funds may invest in small-capitalization companies.

Risks Related to Small-Capitalization Companies.  Small capitalization companies have historically offered greater growth potential than larger ones, but they are often overlooked by investors.  However, small capitalization companies often have limited product lines, markets or financial and managerial resources and may be dependent on one person or a few key persons for management. Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers (such as those included in the S&P 500), including an increased possibility of portfolio price volatility.  Historically, small-capitalization stocks and stocks of recently organized companies have been more volatile in price than larger-capitalization stocks.  Among the reasons for the greater price volatility of the stocks of these smaller companies are less certain growth prospects of smaller companies, a lower degree of liquidity in the markets for such stocks, and a greater sensitivity of smaller companies to changing economic conditions.

The stock prices of smaller companies may fluctuate independently of larger company stock prices.  Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline.  Investors should, therefore, expect that to the extent a Fund invests in stock of small-capitalization companies, the net asset value of that Fund’s shares may be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

When-Issued Securities

The Brandes International Equity Fund may from time to time purchase securities on a “when-issued” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Brandes International Equity Fund to the issuer and no interest accrues to the Brandes International Equity Fund.  To the extent that assets of the Brandes International Equity Fund are held in cash pending the settlement of a purchase of securities, the Brandes International Equity Fund would earn no income.  While when-issued securities may be sold prior to the settlement date, the Brandes International Equity Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Brandes International Equity Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the when-issued securities may be more or less than the purchase price.  The Sub-Adviser does not believe that the Brandes International Equity Fund’s net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.  The Brandes

International Equity Fund has established a segregated account with its custodian in which it maintains cash and other liquid assets equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Risks Related to When-Issued Securities.  When purchasing when-issued securities, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.  Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a Fund’s investment.  If a Fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage.  When a Fund has sold a when-issued security, the Fund does not participate in further gains or losses with respect to the security.  If the other party to a when-issued security transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may negotiate a when-issued security and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund.

Put and Call Options

Purchasing Options.  By purchasing a put option, the Brandes International Equity Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed “strike” price.  In return for this right, the Brandes International Equity Fund pays the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts.  The Brandes International Equity Fund may terminate its position in a put option it has purchased by selling the option, by allowing it to expire or by exercising the option.  If the option is allowed to expire, the Brandes International Equity Fund will lose the entire premium it paid.  If the Brandes International Equity Fund exercises the option, it completes the sale of the underlying instrument at the strike price.  The Brandes International Equity Fund also may terminate a put option position by closing it out in the secondary market at its current price (i.e., by selling an option of the same series as the option purchased), if a liquid secondary market exists.

The buyer of a typical put option can expect to avoid a loss if security prices fall substantially.  However, if the underlying instrument’s price rises or does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

Writing Options.  When the Brandes International Equity Fund writes a call option, it takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the Brandes International Equity Fund assumes the obligation to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option.  The Brandes International Equity Fund may seek to terminate its position in a call option it writes before exercise by closing out the option in the secondary market at its current price (i.e., by buying an option of the same series as the option written).  If the secondary market is not liquid for a call option the Brandes International Equity Fund has written, however, the Brandes International Equity Fund must continue to be prepared to deliver the underlying instrument in return for the strike price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.  The Brandes International Equity Fund has established a segregated account with its custodian in which it maintains the security underlying the option written, or securities convertible into that security, or cash or other liquid assets equal in value to commitments for options written.

Writing a call generally is a profitable strategy if the price of the underlying security remains the same or falls.  Through receipt of the option premium, a call writer mitigates the effects of a price decline.  At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

Combined Positions.  The Brandes International Equity Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position.  For example, the Brandes International Equity Fund may write a put option and purchase a call option on the same underlying instrument, in order to construct a combined position with risk and return characteristic similar to selling a futures contract.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes.  Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Brandes International Equity Fund’s current or anticipated investments exactly.  The Brandes International Equity Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

Options prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match the Brandes International Equity Fund’s investments well.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the security prices the same way.  Imperfect correlation also may result from differing levels of demand in the options markets and the securities markets, structural differences in how options are traded, or imposition of daily price fluctuation limits or trading halts.  The Brandes International Equity Fund may purchase or sell options with greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in the Brandes International Equity Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options, i.e., options not traded on exchanges (“OTC options”), generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Brandes International Equity Fund’s greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded.  OTC options are considered to be illiquid, since these options generally can be closed out only by negotiation with the other party to the option.

Stock Index Options.  The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends on movements in the level of the index rather than the price of a particular stock, whether the Brandes International Equity Fund will realize a gain or loss on an options transaction depends on movements in the level of stock prices generally rather than movements in the price of a particular stock.  Accordingly, successful use of options on a stock index will be subject to the Sub-Adviser’s ability to predict correctly movements in the direction of the stock market generally.  Index prices may be distorted if trading in certain stocks included in the index is interrupted.  Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this were to occur, the Brandes International Equity Fund would not be able to close out positions it holds.  It is the policy of the Brandes International Equity Fund to engage in options transactions only with respect to an index which the Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks Related to Options.  There is no assurance that a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not too close to the underlying instrument’s current price.  In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Brandes International Equity Fund to enter into new positions or close out existing positions.  If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Brandes International Equity Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, the Brandes International Equity Fund’s access to other assets held to cover its options positions also could be impaired.

Futures Contracts

The Brandes International Equity Fund may buy and sell stock index futures contracts as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Brandes International Equity Fund.  However, the Brandes International Equity Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged.  In addition, the Brandes International Equity Fund will not purchase or sell futures or related options if, immediately thereafter, the amount of margin deposits on the Brandes International Equity Fund’s existing futures positions would exceed 5% of the market value of the Brandes International Equity Fund’s net assets.

A futures contract is an agreement between two parties to buy and sell an index for a set price on a future date.  Futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts.  A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs.  Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Risks Related to Futures Contracts.  In the event of an imperfect correlation between the index and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Brandes International Equity Fund may be exposed to risk of unlimited loss. Further, unanticipated changes in stock price movements may result in a poorer overall performance for the Brandes International Equity Fund than if it had not entered into any futures on stock indexes.

In addition, the market prices of futures contracts may be affected by certain factors.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.  There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

Securities Lending

All Funds may seek to increase their income by lending portfolio securities.  Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned.  The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the 1940 Act.  The amount of such collateral investment may be substantial.    The Company has a Securities Lending Agreement with its custodian bank, Investors Bank & Trust (“Investors Bank”) pursuant to which Investors Bank manages the securities lending on behalf of the Funds.  The value of securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan.

To the extent permitted by federal law, investments of any cash or other collateral invested or reinvested under the securities lending program are exempt from the restrictions set forth in this SAI.

Risks Related to Securities Lending.  A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio security loan transaction breaches its agreement with the Fund.  If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or gaining access to the collateral.  These delays and costs could be greater for foreign securities.  If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market.  The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund.  Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation.

Restricted and Illiquid Securities

The Brandes International Equity Fund and the Turner Core Growth Fund may invest up to 5% of the value of their total respective assets in illiquid securities (i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment). The Brandes International Equity Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may invest up to 10% of the value of their respective total assets in certain restricted securities (i.e., securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act) and commercial paper issued pursuant to Section 4(2) of the 1933 Act.  The limitations on investments in illiquid and restricted securities do not apply to securities offered and sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”) or foreign securities offered and sold outside the United States.

The Board of Directors has adopted guidelines and delegated to the Sub-Advisers the daily function of determining and monitoring the liquidity of Rule 144A Securities.  The Board, however, will retain oversight and be ultimately responsible for the determinations.

The Company will consider repurchase agreements that provide for settlement in more than seven days, but that can be liquidated before the nominal fixed term of seven days’ or less notice to be liquid.  Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the Board of Directors of the Company or a Sub-Adviser has determined to be liquid will be treated as such.

The SEC staff has taken the position that fixed-time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid and not readily marketable.  Until such time (if any) as this position changes, the Company will include such investments in the percentage limitation on illiquid investments applicable to each Fund.

Risks Related to Restricted and Illiquid Securities.  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”), securities that are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days.  Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions.  A Fund might also have to register such restricted securities to dispose of them, resulting in additional expense and delay.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Directors, or the Adviser or Sub-Advisers pursuant to guidelines, may determine that such securities are not illiquid notwithstanding their legal or contractual restrictions on resale.

It is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop.  To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

Convertible Securities

The Brandes International Equity Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Fund may invest up to 5% of the value of their total assets in convertible securities.  Turner Core Growth Fund may not invest in convertible securities. Convertible securities may include corporate notes or preferred stock but more commonly are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stock in an issuer’s capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer’s common stock.  However, the extent to which such common-stock-like risk is reduced for the holder of a convertible security is inversely related to the amount by which the convertible security’s market price exceeds its value as a fixed-income security.  The Brandes International Equity Fund may only purchase convertible securities rated investment grade at the time of purchase by S&P or Moody’s or if not so rated, considered by its Sub-Adviser to be of equivalent investment quality.

Risks Related to Convertible Securities.  Convertible securities generally have less potential for gain or loss than common stocks.  Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities may also be subject to credit risk, and are often lower-quality securities.

Warrants and Rights

With the exception of the Turner Core Growth Fund, all of the Funds may invest in warrants or rights which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for investment by the Fund.  Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

The Brandes International Equity Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 5% of the value of its total assets would be invested in warrants or rights, and each may not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the American Stock Exchange.  The Turner Core Growth Fund may not invest in warrants or rights.

Risks Related to Warrants and Rights.  The price of a warrant or right may be more volatile than the price of its underlying security, and a warrant or right may offer greater potential for capital appreciation as well as capital loss.

Warrants and rights do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant or right ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants and rights more speculative than other types of investments.

Repurchase Agreements

Each Fund may invest up to 5% of the value of its total assets in repurchase agreements with “primary dealers” in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.  This restriction does not apply to cash or other collateral invested or reinvested under the Company’s securities lending program.  The collateral must consist of U.S. Government securities or instruments that are rated in the highest rating category by at least two nationally recognized statistical rating organizations (“NRSROs”) or by a single NRSRO if only one has assigned a rating.  In a repurchase agreement, an investor (e.g., a Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less).  The resale price generally exceeds the purchase price by an amount that reflects an agreed-upon market interest rate for the term of the repurchase agreement.

Risks Relating to Repurchase Agreements.  Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds intend to enter into repurchase agreements only with banks and dealers believed by the applicable Sub-Adviser to present minimum credit risks.  To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.  If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss.  However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Funds intend to comply with provisions under such Code that would allow it immediately to resell the collateral.

Other Investment Companies

Each Fund may invest up to 10% of the value of its total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies, and small business investment companies (although it is anticipated that such investments will not exceed 5% of total assets).  Each Fund may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company.  The above percentage limits do not apply to (i) investments in money market funds for short-term cash management or; (ii) the investment of securities lending collateral.  Each Fund will indirectly bear its proportionate share of any advisory and other fees paid by investment companies in which it invests in addition to the management fees paid by such Fund.

Risks Related to Other Investment Companies.  Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.  Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV).  Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a Fund can invest in securities of other investment companies is limited by federal securities law.

Initial Public Offerings

All of the Funds may invest in a company at the time it first offers shares to the public, that is, at the time of the company’s initial public offering (“IPO”).  Although a company can be of any age or size at the time of its IPO, these companies are often smaller and have a limited operating history, both of which present risks considerably greater than common stocks of more established companies.

The effect of an IPO investment may have a magnified impact on a Fund’s return when the Fund’s asset base is small.  Conversely, the impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s overall returns.

Risks Related to Investments in Initial Public Offerings.  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  In addition, the price of a company’s shares may be highly unstable at the time of its IPO and for a period thereafter due to various factors including: the market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and the limited availability of investor information.  As a result of these or other factors, a Fund’s Sub-Adviser might decide to sell an IPO more quickly than it would otherwise, which may result in a significant gain or loss to a Fund.  Additionally, because a Fund may hold IPO shares for only a short period of time, a Fund may experience higher turnover and may lead to increased expenses to the Fund, such as commissions and transaction costs.

A Fund may not always be able to purchase an IPO at its offering price, but instead may have to purchase shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for a Fund to realize a profit.  Additionally, because the number of shares made available in an IPO is typically limited, a Fund may not always be able to sell a significant number of shares of an IPO at a desired price.

Portfolio Turnover

The portfolio turnover rate is calculated for each Fund by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of that Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.  For each of the fiscal years ended December 31, 2006 and 2005, the portfolio turnover rates for the Funds were as follows:

Fund	2006 Portfolio Turnover Rate	2005 Portfolio Turnover Rate

Brandes International Equity Fund	22%	27%

Turner Core Growth Fund	138%	149%

Frontier Capital Appreciation Fund	30%	29%

Business Opportunity Value Fund	96%	111%

High rates of portfolio turnover involve correspondingly greater expenses that must be borne by a Fund.

Policies and Procedures for Disclosure of Fund Portfolio Holdings

The Company has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings.   These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders. Such disclosure is only permitted if the Company’s Chief Compliance Officer concludes that it is being done in a manner that, among other things, does not put the interests of the Adviser, Sub-Advisers, M Holdings Securities, Inc., or any affiliated person of the Company, the Adviser, Sub-Advisers or M Holdings Securities, Inc., above the interests of Fund shareholders. Under no circumstances does the Adviser, any Sub-Adviser, or the Company’s custodian, transfer agent, and administrator, Investors Bank & Trust Company (“Investors Bank”) receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Website Disclosure of Fund Portfolio Holdings.  The Company will provide complete lists of each Fund’s portfolio holdings as of the end of each month on its website at www.mfin.com.  Once you reach the website, you can find the current portfolio holdings list by looking under the Products/Service link and clicking on the M Fund Holdings Report arrow.  The Company intends to post the holdings no later than the fifth business day of the succeeding month.

Each month’s complete list of the Fund’s portfolio holdings will remain available on www.mfin.com until the Company files with the SEC a Form N-CSR or a Form N-Q for the period that includes the date as of which that list of portfolio holdings was current.  The Company makes Form N-CSR filings for the second and fourth fiscal quarters on or shortly before the 70th day following the end of those quarters, and Form N-Q filings for the first and third fiscal quarters on or shortly before the 60th day following the end of those quarters.  Each filing discloses the Funds’ portfolio holdings as of the end of the applicable quarter.

Disclosure of Fund Portfolio Holdings to Approved Recipients.  Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication on our website.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty not to disclose or trade on the nonpublic information.

•                  Portfolio Managers.   Because they make the investment decisions that determine the portfolio holdings, Portfolio managers of the Funds have full daily access to portfolio holdings for the Fund for which they have direct management responsibility.

•                  Broker-Dealers.  Portfolio managers may also release and discuss portfolio holdings with various broker-dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.  Occasionally, certain broker-dealers may also receive information regarding a Fund’s portfolio holdings to help portfolio managers determine such Fund’s portfolio management and trading strategies.  Such disclosure would only be made subject to a written confidentiality agreement that prohibits releasing the information or trading based upon the information.

•                  The Adviser and Sub-Advisers.  Personnel of the Adviser and personnel of the Sub-Advisers other than portfolio managers may have full daily access to Fund portfolio holdings because that information is necessary for the Adviser and the Sub-Advisers to provide their management, administrative, and investment services to the Funds.

•                  Investors Bank & Trust Company.  Since Investors Bank is the custodian, transfer agent, and administrator for the Funds, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary for such personnel to provide the agreed-upon services for the Company.

•                  Rating Agencies.  Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) may receive the Funds’ full portfolio holdings for rating purposes.  They would generally receive this information on the first business day of the month.

•                  Ranking Agencies.  Morningstar and Lipper Analytical Services may also receive the Funds’ full portfolio holdings, generally on the first business day of the month.

Additions to List of Approved Recipients.  The Company has designated the Chief Compliance Officer as the person responsible for, and whose prior approval is required for, any disclosure of the Funds’ portfolio securities to persons other than those listed above sooner than one day after the publication of the portfolio holdings on www.mfin.com.  In such cases, the recipient must have a legitimate business need for the information, and the disclosure of the information must be subject to a written confidentiality agreement that prohibits trading based on the information.

Compliance With Portfolio Holdings Disclosure Procedures.  On at least an annual basis, the Company’s Chief Compliance Officer will provide to the Board of Directors a report that includes compliance with the Funds’ portfolio holdings disclosure procedures.  The Board of Directors will be provided a current copy of the procedures for their review and approval.

Although the Company’s policies on the disclosure of portfolio holdings are designed to deter and detect improper use of non-public holdings information, there is no assurance that these policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Management of the Funds

Board of Directors

Overall responsibility for management and supervision of the Company rests with the Board of Directors.  The Directors approve all significant agreements between the Company and the persons and companies that furnish services to the Company.

Management Information

The Director who is an “Interested Person” of the Company for purposes of the 1940 Act is listed below together with his position with the Company, his principal occupation during the past five years and any positions held with affiliates of the Company:

Name, Address, and D.O.B.	Term of Office ** and Length of Time Served	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Peter W. Mullin* Mullin Consulting Inc. 644 South Figueroa St. Los Angeles, CA 90017 (Born: 1/14/41)	Indefinite Eleven Years	Director	Chairman, Mullin Consulting, Inc. (insurance agency).	4	Avery Dennison; Mrs. Fields Original Cookies, Inc.

*Mr. Mullin owns or controls 27.61% of M Financial Holdings Incorporated, which controls the Adviser.

The Directors who are not “Interested Persons” of the Company for purposes of the 1940 Act are listed below together with their respective positions with the Company, their principal occupations during the past five years and any positions held with affiliates of the Company:

Name, Address, and D.O.B.	Term of Office ** and Length of Time Served	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Gerald Bidwell 720 SW Washington, Suite 628. Portland, OR 97204 (Born: 6/6/42)	Indefinite Eleven Years	Director	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A

Neil E. Goldschmidt 1150 SW King Ave. Portland, OR 97205 (Born: 6/16/40)	Indefinite Eleven Years	Director	Retired. Through 2004, President, Neil Goldschmidt, Inc. (law firm).	4	N/A

Philip W. Halpern 375 East 57th St. Chicago, IL 60637 (Born: 7/19/54)	Indefinite Eleven Years	Director and Chairman of the Board	Vice President and Chief Investment Officer, The University of Chicago, from July 21, 1998 to 2004.	4	Boston Advisors LLC; Dow Jones Hedge Fund Index; LCAM; Lon Holland Growth Fund; NBIS; RREEF America REIT II, Inc.; SunTx Capital; Tellus, LP

Allan S. Bufferd One Broadway, 12th Floor Cambridge, MA 02142 (Born: 8/10/37)	Indefinite Five Months	Director and Audit Committee Chairman (beginning January 1, 2007)	Treasurer of M.I.T.	4

Adveq Management AG; Beth Israel Deaconess Medical Center; Boston Advisors, LLC; Controlled Risk Insurance Company/Risk Management Foundation (CRIO/RMF); The Coop; Explorations; Makena Capital Management, LLC; Massbank; Ram Re; Robert Wood Johnson Foundation

**In accordance with the Company’s current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company’s Articles of Incorporation.

The Officers of the Company are listed below together with their respective positions with the Company, their principal occupations during the past five years and any positions held with affiliates of the Company:

Name and D.O.B	Term of Office	Length of Time Served	Position(s) Held with the Company	Principal Occupation(s) During Past 5 Years
Gerald J. Graves* (Born 12/21/61)	One Year	One Year	President

Senior Vice President of M Financial Holdings, Inc., President of M Financial Investment Advisers, Inc.; M Financial Asset Management Inc. and M Financial Wealth Partners, Inc.; Senior Vice President and Chief Operating Officer of Schwab Institutional; Managing Partner of Leap Partners, LLC

David Lees* (Born: 2/1/65)	One Year	One Month	Secretary and Treasurer (beginning February 5, 2007)	Accounting Manager at M Financial Group
Shannon Hartwell* (Born: 7/19/70)	One Year	Five Months	Chief Compliance Officer	Corporate attorney at Perkins Cole, LLP

* “Interested Person” of the Company for purposes of the 1940 Act.  Mr. Graves serves as Senior Vice President of M Financial Holdings, Inc., which wholly owns the Adviser.  Mr. Graves also serves as President of the Company, the

Adviser, M Financial Asset Management Inc. and M Financial Wealth Partners, Inc.  Mr. Lees serves as Secretary and Treasurer of the Adviser and the Company.  Ms. Hartwell serves as Chief Compliance Officer of the Adviser and the Company. The address of Messrs. Graves and Lees and Ms. Hartwell is M Fund, Inc., M Financial Plaza, 1125 NW Couch Street, Portland, Oregon 97209.

Messrs. Bidwell, Goldschmidt, Halpern, and Bufferd are members of the Audit and Nominating Committees of the Board. Mr.  Bufferd is Chairman of the Audit Committee. The Audit Committee operates under a written charter approved by the Board.  The purposes of the Audit Committee include overseeing the accounting and financial reporting processes of the Funds and the audits of the Funds’ financial statements.  Accordingly, the Committee assists the Board in its oversight of (i) the integrity of the Funds’ financial statements; (ii) the independent accountants’ qualifications and independence; and (iii) the performance of the Funds’ internal audit function and independent accountants.  The Company’s Nominating Committee, among other things, nominates persons to fill vacancies on the Board.  The Nominating Committee does not have a procedure to consider nominees for the position of Director recommended by shareholders.  The Audit and Nominating Committees were established by the Board at a meeting held on February 10, 2004.  During the past calendar year, the Audit Committee met two times and the Nominating Committee met twice.

There is no family relationship between any of the Directors or Officers listed above.

Each non-interested Director receives  an annual retainer of $20,000 plus $1,500 per meeting of the Board that he attends.  Each member of the Audit Committee receives $1,500 per meeting of the Audit Committee that he attends. Mr. Halpern, as Chairman of the Board, receives additional annual compensation of $10,000. Mr. Bufferd, as Chairman of the Audit Committee, receives additional annual compensation of $10,000.

Directors and Officers, as a group, owned no Fund shares as of December 31, 2006.

No non-interested Director or member of his immediate family has an ownership interest in any of the Adviser, principal underwriter, or any company directly or indirectly controlling or under common control with, the adviser or underwriter.

During the year ended December 31, 2006, the Directors of the Company received the following compensation from the Company:

Name of Person, Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company’s Expenses	Total Estimated Annual Benefits upon Retirement	Compensation from the Company and Fund Complex Paid to Directors
Peter W. Mullin Director	$0	$0	$0	$0

Gerald Bidwell Director	$37,000	$0	$0	$37,000

Neil E. Goldschmidt Director	$37,000	$0	$0	$37,000

Philip W. Halpern Director and Chairman of the Board	$49,500	$0	$0	$49,500

W. Dana Northcut Director	$49,500	$0	$0	$49,500

Allan S. Bufferd Director	$11,582	$0	$0	$11,582

No officer, director or employee of the Adviser or Sub-Advisers serves as director or officer of the Company, nor receives any compensation from the Company for serving as a director or officer of the Company.

Codes of Ethics

Rule 17j-1 of the 1940 Act, addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds and their investment advisers and principal underwriters to adopt a code of ethics and to report periodically to the Board of Directors on issues raised under such codes of ethics. To assure compliance with these restrictions, the Company, the Adviser, each Sub-Adviser and M Holdings Securities, Inc. (the “Distributor”) each have adopted and agreed to be governed by a code of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees. The codes of ethics of the Company, the Adviser, the Sub-Advisers and the Distributor permit covered employees to invest in securities, including securities that may be purchased or held by the Funds.  However, such personal securities transactions must avoid actual or potential conflicts of interest with the Funds.

Information about these codes of ethics may be obtained by calling the Commission’s Public Reference Room at 1-202-551-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Procedures

The Funds have delegated proxy voting responsibilities to the Sub-Advisers subject to the Board of Directors’ oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds’ and their shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser and Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the “Proxy Voting Procedures”).  The Proxy Voting Procedures address, among other things, situations where a vote may present material conflicts of interest between the interests of the Funds and their shareholders on the one hand and the interests of the Adviser, Sub-Advisers and their affiliates on the other hand.  The Proxy Voting Procedures are provided in Appendix C to this SAI.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Company toll-free at (888) 736-2878; and (2) on the SEC’s website at http://www.sec.gov.

Investment Advisory and Other Services

Investment Adviser

M Financial Investment Advisers, Inc. is the investment adviser of the Company and its Funds.  Gerald J. Graves, President of the Company, serves as President of the Adviser, David Lees, Secretary and Treasurer of the Company, serves as Secretary and Treasurer of the Adviser, Shannon Hartwell, Chief Compliance Officer of the Company, serves as Chief Compliance Officer of the Adviser and JoNell Hermanson, serves as Marketing Officer of the Adviser.

The Adviser is controlled by M Financial Holdings Incorporated, which does business under the name M Financial Group (“M Financial Group”).  M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group.  M Financial Group receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents.

The Adviser was organized on September 11, 1995.  Although the Adviser is not primarily responsible for the daily management of the Funds, the Adviser oversees the management of the assets of the Funds by each of the Sub-Advisers.  In turn, each Sub-Adviser is responsible for the day-to-day management of a specific Fund.

Investment Advisory Agreement

The Adviser has entered into an investment advisory agreement with the Company under which the Adviser assumes overall responsibility, subject to the ongoing supervision of the Company’s Board of Directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by the Sub-Advisers. The Adviser, on behalf of the Company, has entered into sub-advisory agreements with (i) Brandes Investment Partners, L.P. with respect to the Brandes International Equity Fund, (ii) Turner Investment Partners, Inc. with respect to the Turner Core Growth Fund, (iii) Frontier Capital Management Company, LLC with respect to the Frontier Capital Appreciation Fund and (iv) Iridian Asset Management, LLC with respect to the Business Opportunity Value Fund. The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Company’s operations and furnishes or procures any other services and information necessary for the proper conduct of the Company’s business.  The Adviser also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, administrator, and accounting services agent.  The Adviser is also responsible for overseeing the Company’s compliance with the requirements of applicable law and with each Fund’s investment objective, policies, and restrictions.  The Sub-Advisers provide the day-to-day portfolio management for the respective Funds.

The investment advisory agreement provides that the Adviser may render similar services to others (although there is no current intent for the Adviser to do so) so long as the services that it provides to the Company are not impaired thereby.  The investment advisory agreement also provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment advisory agreement, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

The current investment advisory agreement and sub-advisory agreements (each an “Agreement”) will remain in effect for two years from their effective date and from year to year thereafter, provided such continuance is specifically approved as to each Fund at least annually by (a) the vote of a majority of the outstanding voting securities of that Fund or by the Board of Directors, and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval.  Each Agreement will terminate automatically if assigned (as defined in the 1940 Act).  Each Agreement is also terminable without penalty (a) as to any Fund at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund; (b) by the Adviser on not more than 60 days’ nor less than 30 days’ written notice; or (c) by the Sub-Adviser on 90 days’ notice; however Brandes may terminate its Agreement on 60 days’ notice.

As compensation for its services, the Adviser receives a fee (paid by the Funds) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Advisory Fee
Brandes International Equity Fund	1.10% of first $10 million 0.95% of next $10 million 0.75% of next $30 million 0.65% on amounts above $50 million
Turner Core Growth Fund	0.45%
Frontier Capital Appreciation Fund	0.90%
Business Opportunity Value Fund	0.65% of first $50 million 0.60% of next $50 million 0.55% of next $100 million 0.50% on amounts above $200 million

For the years ended December 31, 2006, December 31, 2005 and December 31, 2004 respectively, the Funds incurred the following amounts as investment advisory fees paid to the Adviser:

Fund	2006	2005	2004___
Brandes International Equity Fund	$2,656,004	$2,027,159	$1,491,029
Turner Core Growth Fund	$632,371	$543,776	$454,254
Frontier Capital Appreciation Fund	$1,458,547	$1,311,703	$1,243,468
Business Opportunity Value Fund	$385,444	$338,490	$156,817

Expenses of the Company

The Company incurs certain operating and general administrative expenses in addition to the Adviser’s fee.  These expenses, which are accrued daily, include but are not limited to:  taxes; expenses for legal and auditing services; costs of printing; charges for custody services; transfer agent fees, if any; expenses of redemption of shares; expense of registering shares under federal and state securities laws; accounting costs; insurance; dues of trade associations; interest; brokerage costs; and other expenses properly payable by the Company.

In general, each Fund is charged for the expenses incurred in its operations as well as for a portion of the Company’s general administrative expenses, allocated on the basis of the asset size of the respective Funds, or by the Board of Directors as appropriate.  Expenses other than the Adviser’s fee that are borne directly and paid individually by a Fund include, but are not limited to, brokerage commissions, dealer markups, taxes, custody fees, expenses of redemption, and other costs properly payable by the Fund.  Expenses which are allocated among the Funds include, but are not limited to, Directors’ fees and expenses, independent accountant fees, transfer agent fees, insurance costs, legal fees, and all other costs of operation properly payable by the Company.

Each year, from the inception of the Funds through April 30, 2008, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund’s annualized average daily net assets. For the year ended December 31, 2006, the Adviser paid $29,813 on behalf of Business Opportunity Value Fund and $0 for each of Brandes International Equity Fund, Turner Core Growth Fund, and Frontier Capital Appreciation Fund.

Sub-Advisers

The Adviser has retained the services of four Sub-Advisers to provide the day-to-day portfolio management for the Funds.

Brandes Investment Partners, L.P.

Brandes Investment Partners, L.P. (“Brandes”), Sub-Adviser to the Brandes International Equity Fund, is located at 11988 El Camino Real, Suite 500, San Diego, California 92130. Brandes is 100% beneficially owned, either directly or indirectly, by senior professionals of the firm. Brandes’ Large Cap Investment Committee is responsible for the day-to-day management of the Fund. The Large Cap Investment Committee is comprised of approximately eight investment professionals including Messrs. Glenn Carlson,  Brent Woods, Amelia Morris, Jim Brown, Keith Colestock, and Brent Fredberg who are also members of the Investment Oversight Committee. The Investment Oversight Committee monitors the investment process of and establishes broad standards and policies to be followed by each of Brandes’ Investment Committees. Each member is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Glenn Carlson	11	$12,294,000,000	54	$13,988,000,000	8,521	$90,787,000,000

Brent Woods	11	$12,294,000,000	54	$13,988,000,000	8,521	$90,787,000,000

Amelia Morris	11	$12,294,000,000	54	$13,988,000,000	8,521	$90,787,000,000

Jim Brown	7	$11,894,000,000	32	$12,577,000,000	7,313	$85,160,000,000

Keith Colestock	8	$11,979,000,000	39	$13,001,000,000	8,048	$87,915,000,000

Brent Fredberg	7	$11,894,000,000	32	$12,577,000,000	7,313	$85,160,000,000

The advisory fee for managing almost all of these accounts is not based on the performance of the account. However, for 20 of these accounts, Brandes receives an advisory fee based on the performance of the account as shown below:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Glenn Carlson	0	$0	0	$0	20	$12,033,413,816

Brent Woods	0	$0	0	$0	20	$12,033,413,816

Amelia Morris	0	$0	0	$0	20	$12,033,413,816

Jim Brown	0	$0	0	$0	17	$11,127,730,264

Keith Colestock	0	$0	0	$0	18	$11,147,379,760

Brent Fredberg	0	$0	0	$0	17	$11,127,730,264

Conflicts of Interest

The advisory fee structures may create a conflict of interest for Brandes when compared to accounts where Brandes is paid based on a percentage of assets because Brandes may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.  Additionally, Brandes’ internal controls are tested on a routine schedule as part of the firm’s Compliance Monitoring Program.

Because members of the Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of, a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts.  In order to address this potential conflict, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.

Investment Opportunities

It is possible that at times identical securities will be held by more than one fund and/or account. If the Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts.  For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions to provide, over the long-run, fair treatment for each client account.

Compensation

The firm’s compensation structure for portfolio managers/analysts is three-fold: competitive base salaries, participation in an annual bonus plan and eligibility for participation in the firm’s equity through partnership or phantom equity. Compensation for the portfolio managers and analysts is fixed.  Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals and the attainment of client service goals. There is no difference in methodology of compensation among the accounts managed by these portfolio managers/analysts.

As of December 31, 2006, Glenn Carlson, Brent Woods,  Amelia Morris, Jim Brown Keith Colestock, and Brent Fredberg beneficially owned no shares of the Brandes International Equity Fund.

Turner Investment Partners, Inc.

Turner Investment Partners, Inc. (“Turner”), Sub-Adviser to the Turner Core Growth Fund, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Turner is independent and employee-owned. Messrs. Robert Turner, Mark Turner and Robb Parlanti are responsible for the day-to-day management of the Fund. Each portfolio manager is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Robert E. Turner	18	$2,400,000,000	36	$1,200,000,000	75	$8,800,000,000

Mark Turner	16	$2,300,000,000	33	$1,100,000,000	70	$7,500,000,000

Robb Parlanti	11	$863,000,000	29	$983,000,000	47	$5,100,000,000

In addition, advisory fees for two registered investment companies and several other accounts are based on the performance of the account as shown below:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Robert E. Turner	2	$792,000,000	0	$0	1	$514,000,000

Mark Turner	1	$754,000,000	0	$0	1	$514,000,000

Robb Parlanti	0	$0	0	$0	1	$514,000,000

The information for Robert Turner, Mark Turner and Robb Parlanti in the above tables is as of December 31, 2006.

Conflicts of Interest

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side by side management of accounts with performance based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

Compensation

Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership. Equity owners share Turner’s profits.  Most of the members of the Investment Team and all portfolio managers for the Fund, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to Turner’s overall success, media and client relations, presentation skills and professional development.  Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer (“CIO”) is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professional’s compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

As of December 31, 2006, Robert Turner, Mark Turner and Robb Parlanti did not beneficially own any shares of the Turner Core Growth Fund.

Frontier Capital Management Company, LLC

Frontier Capital Management Company LLC (“Frontier”), Sub-Adviser to the Frontier Capital Appreciation Fund, is located at 99 Summer Street, Boston, Massachusetts 02110. Frontier is 36%% owned by Frontier management and 64% indirectly owned by Affiliated Managers Group, Inc. (“AMG”), an asset management holding company located at Two International Place, 23rd Floor, Boston, Massachusetts 02110. As of December 31, 2006, AMG had 28 affiliates that collectively manage approximately $240 billion in assets.  Mr. Michael Cavarretta is responsible for the day-to-day management of the Fund. Mr. Cavarretta is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Michael Cavarretta	3	$340,097,528	1	$17,425,600	31	$1,474,924,702

An advisory fee based on the performance of an account is applied only to one separately managed account managed by Mr. Cavarretta as shown below:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Michael Cavarretta	0	$0	0	$0	1	$15,000,000

Conflicts of Interest

In connection with its management of client accounts, Frontier is subject to a number of potential conflicts of interest.  An advisory fee based on the performance of an account may create a conflict of interest for Frontier when compared to accounts where Frontier is paid based on a percentage of assets because Frontier may have an incentive to allocate securities preferentially to the account where Frontier might share in investment gains. To address this potential conflict, Frontier’s trade allocation procedures are designed to ensure that allocations of orders among all Frontier client accounts are made in a fair and equitable manner and may not be based on the amount or structure of management fees.

Other potential conflicts include the allocation of securities among similar strategies; the allocation of IPOs; the use of soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts.  Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.

Compensation

Frontier’s portfolio manager compensation program consists of a base salary, annual bonus and participation in company-funded retirement plans.  In addition, all of Frontier’s portfolio managers are equity owners of Frontier, which entitle them to share in Frontier’s profits and long-term growth.  The annual bonus is variable and based primarily upon management fee revenues generated from client accounts.  There is no difference in methodology of compensation amongst the accounts managed by any portfolio manager.

As of December 31, 2006, Mr. Cavarretta did not beneficially own any shares of the Frontier Capital Appreciation Fund.

Iridian Asset Management LLC

Iridian Asset Management LLC (“Iridian”), Sub-Adviser to the Business Opportunity Value Fund, is located at 276 Post Road West, Westport, Connecticut 06880.  Iridian is 8% owned by its key management employees and 92% owned by the Bank of Ireland, whose principal offices are located in Dublin, Ireland. Messrs. David Cohen and Thomas Zankel are responsible for the day-to-day management of the Fund. Each portfolio manager is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

David Cohen	3	$955,435,000	5	$620,779,000	163	$8,623,102,000

Thomas Zankel	2	$183,515,000	5	$353,448,000	26	$1,138,934,000

An advisory fee based on the performance of an account is applied only to the separately managed accounts managed by Mr. Cohen.

Conflicts of Interest

Iridian serves as portfolio managers to certain clients and unregistered investment companies that may utilize an investment program that is substantially similar to that of the Fund. In addition, Iridian currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation, such as performance fees. Consequently, Iridian’s investment management activities may present conflicts  between the interests of the Fund and those of the Adviser and/or Iridian and potentially among the interests of various accounts managed by Iridian, principally with respect to allocation of investment opportunities among similar strategies. Although Iridian has adopted allocation procedures intended to provide for equitable treatment of all accounts, it is possible that unforeseen or unusual circumstances may arise requiring case-by-case treatment. The allocation procedures generally contemplate like treatment for like accounts, with exceptions for various special considerations, including an account’s tax position, concentration tolerance or minimum investment size policies.

Compensation

Iridian’s portfolio manager compensation is a combination of salary, discretionary bonus and automatic participation in a company-funded retirement plan. Cash bonuses are the most significant portion of total compensation. Annual bonus compensation is based on a portfolio manager’s (i) success at moving the investment process forward; (ii) generation of successful research ideas; and (iii) the extent of his or her participation in Iridian’s overall success. Iridian’s portfolio managers are not compensated for new business development or client retention.

In addition, Iridian has established a program pursuant to which it will grant interests in Iridian akin to stock options to current and future employees as a form of long-term incentive. The program is designed to allow investment staff and other key employees to participate in Iridian’s long-term growth. 25% of these interests vest three years after awarded.  25% vests in each of the three years thereafter.

As of December 31, 2006, neither Mr. Cohen nor Mr. Zankel beneficially owned any shares of the Business Opportunity Value Fund.

Sub-Advisory Fees

As compensation for their services, each Sub-Adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Sub-Advisory Fee
Brandes International Equity Fund	0.95% on the first $10 million 0.80% on the next $10 million 0.60% on the next $30 million 0.50% on amounts over $50 million
Turner Core Growth Fund	0.30%
Frontier Capital Appreciation Fund	0.75%

Business Opportunity Value Fund	0.50% of first $50 million 0.45% of next $50 million 0.40% of next $100 million 0.35% on amounts above $200 million

Since they are paid by the Adviser, the sub-advisory fees form a portion of, and are not in addition to, the Advisory fees described in the Prospectus and above.  For the years ended December 31, 2006, December 31, 2005 and December 31, 2004 respectively, the Adviser paid the Sub-Advisers the following sub-advisory fees:

Sub-Advisor	2006	2005	2004___
Brandes Investment Partners, L.P.	$2,067,367	$1,584,733	$1,171,176
Turner Investment Partners, Inc.	$421,566	$362,543	$302,836
Frontier Capital Management, LLC	$1,215,379	$1,093,403	$1,036,224
Iridian Assets Management, LLC	$295,317	$260,116	$120,628

Change of Sub-Advisers

The Company and the Adviser have received an exemptive order from the SEC that permits the Adviser, with the approval of the Company’s Board of Directors, to retain a different Sub-Adviser for a Fund, as well as to change the terms of a sub-advisory contract, without submitting the investment sub-advisory agreements to a vote of the Fund’s shareholders.  The Company will notify shareholders in the event of any change in the identity of the Sub-Adviser of a Fund.

Brandes Investment Partners, L.P. replaced Edinburgh Fund Managers PLC as the Sub-Adviser to the Brandes International Equity Fund effective June 30, 1998.  At the same time, the Fund’s name was changed from Edinburgh Overseas Equity Fund to Brandes International Equity Fund.

Distributor

M Holdings Securities, Inc. acts as the distributor (the “Distributor”) for each of the Funds.  The Distributor is a wholly-owned subsidiary of M Financial Group.  No fees are due the Distributor for these services.  The principal executive offices of the Distributor are located at M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209.  The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers (“NASD”).

Custodian and Transfer Agent

Pursuant to a Custodian Agreement and a Transfer Agency and Service agreement with the Company, Investors Bank & Trust Company (“Investors Bank”), 200 Clarendon Street, Boston, MA 02116, holds the cash and portfolio securities of the Company as custodian and acts as the Company’s transfer agent.

Investors Bank is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Company, all as directed by persons authorized by the Company.  Investors Bank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company.  Portfolio securities of the Funds purchased domestically are maintained in the custody of Investors Bank and may be entered into the Federal Reserve, Depository Trust Company, or Participant’s Trust Company book entry systems.  Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States will be maintained in the custody of various other custodians or subcustodians, including foreign banks and foreign securities depositories, in accordance with regulations under the 1940 Act.

Administrator

Pursuant to the Company’s Administration Agreement with Investors Bank, Investors Bank provides certain administrative services to the Company, such as calculating each Fund’s net asset value and standardized performance information, preparing annual and semi- annual reports to shareholders and the SEC, preparing each Fund’s tax returns, monitoring compliance and performing other administrative duties.

For the years ended December 31, 2006, December 31, 2005 and December 31, 2004, the Company paid Investors Bank the following custody, fund accounting, transfer agency and administration fees:

Fund	2006	2005	2004
Brandes International Equity Fund	$583,737	$472,789	$354,453
Turner Core Growth Fund	$175,620	$154,746	$135,682
Frontier Capital Appreciation Fund	$162,798	$163,995	$169,922
Business Opportunity Value Fund	$111,423	$116,888	$109,861

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, serves as the Funds’ independent registered public accounting firm and will audit the Funds’ financial statements annually.

Legal Counsel

 Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2415, has provided advice to the Company with respect to certain matters relating to federal securities laws.

Brokerage Allocation and Other Practices

The Sub-Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services.  Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of the Adviser or the Sub-Advisers.  Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by a Sub-Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund.  Trading does, however, involve transaction costs.  Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices.  Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

In placing orders for portfolio securities of a Fund, its Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution.  This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available.  Within the framework of this policy, the Sub-Advisers may consider such factors as (1) the market impact of a trade, (2) the execution capabilities of the broker or dealer, (3) the size of the transaction, (4) the difficulty of executing the transaction, (5) the operational facilities of the broker or dealer, and (6) the risk to the broker or dealer of positioning a block of securities. In addition, the Sub-Advisers may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Sub-Advisers and their affiliates, or other clients of the Sub-Advisers or their affiliates. Such research and investment services include statistical and economic data and research reports on particular companies and industries.  Such services are used by the Sub-Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts.  Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by the Sub-Advisers in providing investment sub-advisory services to the Funds.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which the Sub-Adviser or an affiliate acts as investment adviser), the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers.  In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.  The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

The Funds paid the following brokerage commissions for the years ended December 31, 2006, December 31, 2005 and December 31, 2004, respectively:

Fund	2006	2005	2004
Brandes International Equity Fund	$323,991	$236,620	$201,251
Turner Core Growth Fund	$282,610	$294,373	$424,327
Frontier Capital Appreciation Fund	$184,441	$253,561	$332,742
Business Opportunity Value Fund	$124,159	$127,659	$68,463

As of December 31, 2006, the Funds owned securities of their “regular brokers or dealers” or their parents, as follows:

Value
Brandes International Equity Fund
Merrill Lynch & Company	$11,602,553
ABN AMRO, Incorporation	$9,971,638

Turner Core Growth Fund
Goldman Sachs & Company	$3,444,768
Merrill Lynch & Company	$3,203,652
UBS AG	$2,460,861
Banc of America Corporation	$666,447

Frontier Capital Appreciation Fund
Merrill Lynch & Company	$8,587,617
Banc of America Corporation	$1,786,458

Business Opportunity Value Fund
Merrill Lynch & Company	$2,792,110
Banc of America Corporation	$2,097,667
J.P. Morgan Chase Securities Incorporation	$1,910,265
UBS AG	$1,496,184
Lehman Brothers Incorporation	$1,203,048
Citigroup Incorporation	$944,115
Credit Suisse First Boston Corporation	$719,455

Capital Stock and Other Securities

The Company issues a separate class of shares for each Fund representing fractional undivided interests in that Fund.  The Board of Directors has authority to divide or combine the shares of any Fund into greater or lesser numbers without thereby changing the proportionate beneficial interests in the Fund.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities.  The shares of each class, when issued, will be fully paid and nonassessable and have no preemptive or conversion rights.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter.  Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series.  However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriting contracts and the election of Directors from the separate voting requirements of Rule 18f-2.

Under normal circumstances, the Company will redeem shares of the Funds in cash within seven days. However, the right of a shareholder to redeem shares and the date of payment by the Company may be suspended for more than seven days for any period during which the NYSE is closed, other than the customary weekends or holidays, or when trading on the NYSE is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

Under Maryland law, the Company is not required to hold annual shareholder meetings and does not intend to do so.

Control Persons and Principal Shareholders

Shares of the Funds will be owned by qualified pension plans, retirement plans, and insurance companies as depositors of separate accounts, which are used primarily to fund variable annuity contracts and variable life insurance contracts.  As of March 31, 2007, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Company of Arizona, ING Security Life of Denver, Lincoln National Life Insurance Co. and New York Life and Annuity Corp., through their separate accounts, and the separate accounts of insurance company subsidiaries, as well as M Financial Holdings Incorporation and M Life Insurance Co. through direct ownership of seed money shares, owned all shares of the Funds.  John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.  As of March 31, 2007, the ownership of each Fund was as follows:

	M Financial Holdings Inc.	M Life Insurance Co.	John Hancock Variable Life Insurance Co.	Pacific Life Insurance Co.	Pruco Life Insurance Company of Arizona	ING – Security Life of Denver	Lincoln National Life Insurance Co.	New York Life Insurance Co.
Brandes International Equity Fund	N/A	1.36%	38.74%	43.16%	10.46%	4.85%	1.07%	0.36%

Turner Core Growth Fund	4.10%	3.77%	48.02%	37.37%	1.53%	3.02%	1.52%	0.67%

Frontier Capital Appreciation Fund	N/A	2.30%	47.60%	42.28%	0.65%	5.52%	1.34%	0.31%

Business Opportunity Value Fund	5.11%	5.37%	33.05%	47.40%	0.69%	5.47%	1.50%	1.41%

The addresses of each owner of the Funds’ shares are as follows:

M Financial Holdings Incorporated, and M Life Insurance Co., M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, OR 97209

John Hancock Variable Life Insurance Company, 529 Main Street, Charlestown, MA 02129

Pacific Life Insurance Co., 700 Newport Center Drive, Newport Beach, CA 92660

Pruco Life Insurance Company of Arizona, 213 Washington Street, Newark, NJ 07102

ING – Security Life of Denver, 1290 Broadway, Denver, CO 80203

Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, IN 46802

New York Life Insurance Company, 169 Lackawanna Avenue, Parsippany, NJ  07054

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value

The net asset value per share, in accordance with procedures adopted by the Board of Directors, is calculated by determining the net worth of each Fund (assets, including securities at market value or amortized cost value, minus liabilities) divided by the number of that Fund’s outstanding shares.  All securities are valued as of the close of regular trading on the NYSE.  Each Fund will compute its net asset value once daily as of the close of such trading (usually 4:00 p.m., New York time).  In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Portfolio assets of the Funds are valued as follows:

(a)  securities and other investments traded on any U.S. exchange are valued at the last sale price on that exchange; if no sale occurs, securities traded on a U.S. exchange are valued at the mean between the closing bid and closing asked prices;

(b)  securities and other investments traded on the National Association of Securities Dealers Automated Quotation system (“NASDAQ”) are valued at the NASDAQ Official Closing Price; if no sale occurs, securities traded on NASDAQ are valued at the mean between the closing bid and closing asked prices;

(c)   securities mainly traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the closing of the NYSE; however, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value; this may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund’s NAV;

(d)  over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;

(e)  debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Sub-Adviser and approved by the Board of Directors if those prices are deemed by the Sub-Adviser to be representative of market values at the close of business of the NYSE;

(f)  all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Sub-Adviser to be representative of market values, or for which market quotations are not readily available, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors; and

(g)  debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost, which approximates market value.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities.  The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank.  If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Directors.

Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business in the U.S. on each business day.  In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days.  Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Company and days on which a Fund’s net asset value is not calculated.  Such calculation does not take place contemporaneously with the determination of the prices of a majority of the portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the closing of the exchange they principally trade on and the close of regular trading on the NYSE may be reflected in a Fund’s calculation of net asset value.

Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security.  While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security.  During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

Federal Tax Status of the Funds

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information.  Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Company intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year.  If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Company intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes.  In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income tax on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company.  These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers that are controlled by the Fund that are engaged in the same or similar trades or businesses or related trades or businesses.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum or: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”).  To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings.  However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund.  In order to avoid this excise tax, the Company intends that each of the funds will qualify for this exception each year or will make sufficient distributions to satisfy the excise tax avoidance requirements each year.

Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts.  A separate account may meet these requirements by investing solely in shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the Funds) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder.  These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

•                  No more than 55% of a Fund’s total assets may be represented by any one investment

•                  No more than 70% by any two investments

•                  No more than 80% by any three investments

•                  No more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities and securities of other regulated investment companies.  For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In addition, if for any taxable year a Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Accordingly, compliance with the above requirements is carefully monitored by the Funds’ investment advisers and subadvisers and each Fund intends to comply with these requirements as they exist or as they may be modified from time to time.  Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s investment adviser and subadvisers might otherwise select.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source.  In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more.  The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains.  The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known.  The Company intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash.  Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency options contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.  Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash.  However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (this is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund.  These rules (1) could affect the character amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above.  To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, the Company seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in a Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund Shares until amounts are withdrawn from the contract or plan.  For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.  For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

Other Information

Financial Statements

PricewaterhouseCoopers LLP acts as the Company’s independent registered public accounting firm.  The Financial Statements for the Funds, which are contained in the Company’s Annual Report to Shareholders, are incorporated by reference in this SAI.

Company Name

The Company’s Articles of Incorporation acknowledge that the Company adopted its name through permission of M Life Insurance Company, an affiliate of the Adviser.  Under certain circumstances, the Company has agreed to eliminate the name “M” from its name upon request of M Life Insurance Company.

Other Information

The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus.  Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC.  The registration statement, including exhibits, may be examined at the office of the SEC in Washington, D.C., or on the SEC internet website at www.sec.gov.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI are parts, each such statement being qualified in all respects by such reference.

Appendix A

DESCRIPTION OF PROXY VOTING PROCEDURES

M Fund, Inc.
(the “Company”)

Proxy Voting Policies

Reliance on Subadvisers.  The subadvisers (“Subadvisers”) to the various series (the “Funds”) of the Company are responsible for the day-to-day purchases and sales of portfolio securities for the Funds.  As a result, each Subadviser will generally possess the best knowledge regarding the issuers of the securities held by the Fund that it manages, and is therefore in the best position to decide how to vote and should be responsible for voting proxies on such securities.  For similar reasons, it is the policy of the Company that a Subadviser should follow its own policies and procedures for voting securities (“Subadviser Policies”) for the Fund that it manages.

General Requirements for Subadviser Policies.  In light of the Company’s policy to rely on the Subadviser Policies, the Company generally does not have specific requirements for the content of Subadviser Policies.  However, the Company will review the Subadviser Policies to ensure that, under such Subadviser Policies, proxies must be voted consistent with the best interests of each Fund as reasonably determined by the Subadviser and that the Subadviser has procedures in place that are reasonably designed to ensure that proxies for the Fund(s) that it manages will be so voted.

Compliance with Rules and Regulations.  Of course, it is the Company’s policy to comply with all applicable laws and regulations with respect to proxy voting.  To this end, the Company will request such information from the Subadvisers as is reasonably necessary to report all information regarding proxy voting that is required in filings with the Securities and Exchange Commission or that it is necessary so that reports may be made periodically to the Board of Directors of the Company.  The Company will also have standing instructions to the Subadvisers to inform the Company of (a) any deviations from its policies or exceptions made in actually voting, and (b) any material changes to its policies.

EFFECTIVE AS
OF
June 27, 2003

BRANDES INVESTMENT PARTNERS, L.P.

Proxy Voting Policy

Brandes Investment Partners, L.P. (“Brandes”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans (“plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth Brandes’ policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

•            Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

•            Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

•            Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

A. Objective

Where Brandes is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, Brandes generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) (see discussion below) on these issues, although, on occasion Brandes abstains from voting on these issues.

When making proxy-voting decisions, Brandes generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by Brandes’ Corporate Governance Committee. The Guidelines are described generally in an insert to our Form ADV, Part II and on our website, and are made available to clients on request. The Guidelines, which have been developed with reference to the positions of ISS, set forth Brandes’ positions on recurring issues and criteria for addressing non-recurring issues and incorporates many of ISS’ s standard operating policies.

B.  Accounts for Which Brandes Has Proxy Voting Responsibility

Brandes generally is responsible for voting proxies with respect to securities selected by Brandes and held in client accounts. Brandes’ form Investment Advisory Agreement provides that Brandes is generally responsible for proxy voting unless the client has directed Brandes to the contrary in writing. As a general rule, Brandes does not, however, vote proxies for securities not selected by Brandes but that are nevertheless held in a client account or where Brandes otherwise is not vested with discretionary authority over securities held in a client account.

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to Brandes, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed Brandes has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

•                  be in writing;

•                  state that Brandes is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

•                  be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

C. Adherence to Client Proxy Voting Policies

Although clients do not always have proxy-voting policies, if a client has such a policy and instructs Brandes to follow it, Brandes is required to comply with it except in any instance in which doing so would be contrary to the economic interests of the plan or otherwise imprudent or unlawful. In the case of ERISA plans, Brandes, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

Brandes must to the extent possible comply with each client’s proxy voting policy. If such policies conflict, Brandes may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account, for example (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D. Arrangements with ISS. IRRC and ADP

Brandes presently uses three outside firms, ISS, Investor Responsibility Research Center (“IRRC”) and ADP Financial Services, Inc. (“ ADP”), to assist in voting proxies.

•                  ISS is a premier proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. ISS’s primary function with respect to Brandes is to apprise it of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals.

•                  IRRC is a pre-eminent source of high quality, impartial information on corporate governance and social responsibility issues affecting investors and corporations. IRRC does not advocate any one position with respect to the issues that it covers. IRRC seeks to provide information to Brandes which is objective and unbiased.

•                  ADP’s Proxy Edge service is a premier electronic proxy voting and vote-tracking service. ADP’s primary function with respect to Brandes is to apprise it of the shareholder meeting dates of securities holdings, forward copies of proxy materials, and vote proxies in accordance with our instructions.

Although we may consider ISS’s and others’ recommendations on proxy issues, Brandes bears ultimate responsibility for proxy voting decisions. For ERISA plans for which Brandes votes proxies, Brandes is not relieved of its fiduciary responsibility by following directions of ISS or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

E. Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of Brandes’ clients and the interests of Brandes and its employees. Brandes must take steps reasonably designed to ensure that each decision to vote proxies is based on the clients’ best interest. For example, conflicts of interest may arise when:

•                  Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with Brandes;

•                  A proponent of a proxy proposal has a business relationship with Brandes;

•                  Brandes or one of its employees has business relationships with participants in proxy contests, corporate directors or director candidates; or

•                  A Brandes employee has a personal interest in the outcome of a particular matter before shareholders.

Brandes’ Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest in accordance with such criteria as the Corporate Governance Committee establishes from time to time. If Brandes receives a proxy relating to an issuer that raises a conflict of interest, the Corporate Governance Committee shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Corporate Governance Committee will determine whether a proposal is material as follows:

•                  Routine Proxy Proposals - Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for Brandes, unless the Corporate Governance Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•                  Non-Routine Proxy Proposals - Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Corporate Governance Committee determines that neither Brandes nor its personnel have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

•                  Determining that a Non-Routine Proposal is Not Material - Although non-routine proposals are presumed to involve a material conflict of interest, the Corporate Governance Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Corporate Governance Committee must conclude that a proposal is not directly related to Brandes’ conflict vis-à-vis the issuer. The Corporate Governance Committee will record in writing the basis for any such determination.

For any proposal where the Corporate Governance Committee determines that Brandes has a material conflict of interest, Brandes may vote a proxy regarding that proposal in any of the following manners:

•                  Refer Proposal to the Client - Brandes may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

•                  Obtain Client Ratification - If Brandes is in a position to disclose the conflict to the client (i.e., such information is not confidential), Brandes may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent to how Brandes will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•                  Use Predetermined Voting Policy - Brandes may vote according to its Guidelines or, if applicable, the proxy voting policies mandated by the client, so long as the subject matter of the proposal is specifically addressed in the Guidelines or proxy voting policies such that Brandes will not be exercising discretion on the specific proposal raising a conflict of interest.

•                  Use an Independent Third Party for All Proposals - Subject to any client imposed proxy voting policies, Brandes may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or IRRC (or to have the third party vote such proxies).

•                  Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict -

•                  Subject to any client imposed proxy voting policies, Brandes may use an independent third party (such as ISS or IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

F. Special Issues with Voting Foreign Proxies

Although Brandes has arrangements with ISS and ADP, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

•                  Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

•                  To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. Brandes may refrain from voting shares of foreign stocks subject to blocking restrictions where, in Brandes’ judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by- case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

•                  Often it is difficult to ascertain the date of a shareholder meeting because certain countries, such as France, do not require companies to publish announcements in any official stock exchange publication.

•                  Time frames between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

•                  Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

•                  Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

•                  Lack of a “proxy voting service” by custodians in certain countries. In countries in which custodians do not offer a “proxy voting service”, Brandes will attempt, on a best efforts basis, to lodge votes in such countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), Brandes may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

G. Reports

An insert to Brandes’ Form ADV, Part II and website describes how clients may obtain information from Brandes about how we voted proxies with respect to their securities. If requested, Brandes provides clients with periodic reports on Brandes’ proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. In the case of ERISA plans, the named fiduciary that appointed Brandes is required to monitor periodically Brandes’ activities, including our decisions and actions with regard to proxy voting. Accordingly, Brandes provides these named fiduciaries on request with reports to enable them to monitor Brandes’ proxy voting decisions and actions, including our adherence (as applicable) to their proxy voting policies.

H. Operational Procedures

1. Role of the Reorganization Department

Brandes’ Reorganization Department is primarily responsible for receiving, processing and voting proxies for securities held in the portfolios of our clients.

Once a client account is established, the Reorganization Department will arrange for the client’s custodian to forward proxy materials it receives to Brandes and ISS or ADP. The Reorganization Department is also responsible for providing ISS with a list of client holdings on a regular basis to enable ISS to track meeting dates and notify Brandes of upcoming meetings.

The Reorganization Department logs the receipt of the materials from various sources in a pending file until ISS provides voting recommendations electronically. The Reorganization Department confirms that the correct amount of shares, as of the record date, is generally reflected on the proxy.

It is Brandes’ general policy to have proxies voted at least forty-eight (48) hours prior to the deadline. Unfortunately, in some instances, proxy materials are received with less than a week’s time before the deadline, and in such cases, Brandes uses reasonable efforts to exercise its vote.

The Reorganization Department also compiles and maintains information, for each client for which Brandes votes proxies, showing the issuer’s name, meeting date and manner in which it voted on each proxy proposal. The Reorganization Department is also responsible for developing compliance procedures with respect to client proxy voting policies.

2. Role of Investments Group in Voting Proxies

Once ISS’ s recommendations and associated research are received electronically, the recommendations and associated materials are transmitted to the relevant investment research team(s) investment committee(s) for consideration. In determining how to vote a given proxy, Brandes generally adheres to the Guidelines, as revised from time to time by the Corporate Governance Committee except to the extent superseded by client proxy voting policies. Proposals not covered by the Proxy Voting Guidelines and contested situations are to be evaluated on a case-by-case basis by a member of the Corporate Governance Committee or the relevant investment research team(s) or investment committee(s). The firm’s voting decisions are then communicated by the Reorganization Department to ISS and/or ADP, as; the case may be.

3. Role of the Corporate Governance Committee

Brandes’ Corporate Governance Committee is responsible for setting (and reviewing from time to time, but at least annually, and making appropriate changes to) the firm’s position on various corporate governance issues, as set forth in the Guidelines. The Corporate Governance Committee shall also provide oversight to the firm’s investment research team(s) and/or investment committee(s) from time to time on significant proxy voting proposals or issues. Generally, a member of the Corporate Governance Committee must approve a decision to vote a proxy contrary to the recommendation of ISS.

4. Disclosures of Proxy Voting Intentions

Brandes personnel should not discuss with members of the public how Brandes intends to vote on any particular proxy proposal without the advance approval of its General Counsel. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other clients for which Brandes votes proxies. Disclosure of Brandes’ proxy voting intentions - especially where done with the purpose or effect of influencing the management or control of a company - could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership and short-swing profit liability provisions of the Securities Exchange Act of 1934.

I. Securities Subject to Lending Arrangements

For various legal or administrative reasons, Brandes is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. Brandes will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Brandes may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Brandes’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

BRANDES INVESTMENT PARTNERS, L.P.

Proxy Voting Guidelines

Summary

With the understanding that many of the issues below are dealt with in detail in these Proxy Voting guidelines (the “Guidelines”), Brandes’ current policies with respect to a number of more common issues are briefly summarized as follows:

•                  Brandes typically votes with the recommendations of a company’s Board of Directors on routine or non-controversial issues.

•                  In general, Brandes opposes anti-takeover proposals, unless unusual circumstances dictate otherwise.

•                  In general, Brandes votes to support the elimination of anti-takeover policies, unless unusual circumstances dictate otherwise.

•                  Brandes votes on issues relating to social and/or political responsibility on a case-by-case basis, unless directed by a client to vote in a certain manner.

•                  Proposals not covered by the Guidelines and contested situations will be evaluated on a case-by- case basis by a member of the Corporate Governance Committee or the relevant investment research team(s) or investment committee(s), typically with reference to third-party recommendations and analysis.

Examples of Proxy Voting With Management On Non-Controversial Matters

•                  Election of directors, in the absence of a contest or controversy or sustained poor performance.

•                  Ratification of selection of independent auditors, in the absence of controversy.

•                  Fixing number of directors, unless the proposal is of an anti-takeover nature.

•                  Stock splits, if not for anti-takeover purposes.

•                  Change of state of incorporation for specific corporate purposes and not for anti-takeover purposes.

Proxy Voting Guidelines

Exemptions and modifications to the following guidelines may occur with respect to issues arising in certain countries.

The Board of Directors

A.  Voting on Director and Officer Nominees in Uncontested Elections

Votes on director and officer (if given the opportunity to vote on officers) nominees are made on a case-by-case basis, examining the following factors:

•      long-term corporate performance record relative to a market index;

•      composition of board and key board committees;

•      nominee’s attendance at meetings (past two years);

•      nominee’s investment in the company;

•      whether a retired CEO sits on the board; and

•      whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

•                  corporate governance provisions and takeover activity;

•                  board decisions regarding executive pay;

•                  director compensation;

•                  number of other board seats held by nominee; and

•                  interlocking directorships.

B.      Chairman and CEO are the Same Person

We vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.      Majority of Independent Directors

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

We generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.      Stock Ownership Requirements

We generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.        Term of Office

We generally vote against shareholder proposals to limit the tenure of outside directors.

F.        Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We generally vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

G.      Charitable Contributions

We generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II. Proxy Contests

A.    Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•      Long-term financial performance of the target company relative to its industry;

•      Management’s track record;

•      Background to the proxy contest;

•      Qualifications of director nominees (both slates);

•                  Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and   goals can be met; and

•      Stock ownership positions.

B.  Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

A.            Ratifying Auditors

We generally vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

B.            Reappointing Auditors

We generally support the reappointment of the company’s auditor unless:

•                  The auditors have a significant professional or personal relationship with the issuer that compromises the firm’s independence;

•                  There is reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•                  The auditors which receive a significant amount of compensation for Non-Auditing activities or Consulting activities.

We generally approve auditors’ fee and financial statements on a case-by-case basis.

We will approve resolutions related to the allocation of income on a case-by-case basis.

IV. Proxy Contest Defenses

A.            Board Structure: Staggered vs. Annual Elections

We generally vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.            Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.            Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D.            Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.              Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.              Shareholder Ability to Alter the Size of the Board.

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

A.            Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We generally vote for shareholder proposals to redeem a company’s poison pill.

We generally vote against management proposals to ratify a poison pill.

We generally advocate withholding votes from board members who adopt or renew dead-hand poison pills or their variants.

B.            Fair Price Provisions

We vote case-by-case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.            Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.            Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E.              Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

F.              Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.            Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.            White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

I. Mandatory Takeover Bid Waivers

We review on a case-by-case basis proposals to waive mandatory takeover bid requirements.

VI. Miscellaneous Governance Provisions

A.            Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissident agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

B.            Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.            Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals.

D.            Amendments to Articles of association, bylaws, constitution or charter.

We vote for resolutions that amend articles of association, constitution or charter on a case-by-case basis.

E.              Transact Other Business ISS General Recommendation & Policy

We vote against other business when it appears as a voting item.

F.              Shareholder Advisory Committees

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

G.            Amended Quorum Requirements

We vote proposals to amend quorum requirements for shareholders meetings on a case-by-case basis.

H.            Majority-supported shareholder proposals

We will consider a recommendation on withholding votes from board members who fail to take action on shareholder proposals supported by a majority of votes cast for two consecutive years or a majority of shares outstanding for one year on a case-by-case basis.  A vote to withhold votes will be based, in part, on the following principles:

•                  Our “withhold” policy applies to incumbent board members and excludes new nominees to the board (i.e., those being nominated for the first time).

•                  A board ignoring two different majority-supported proposals in back-to-back years will face a “withhold” recommendation.

•                  If after two or more years of majority votes the proposal is not resubmitted, our decision to continue withholding votes in subsequent years will be case by case, based on whether or not shareholders are still engaging the company on the issue in some manner, such as a “vote no” campaign.

I.                 Separating Chairman/CEO

We will consider resolutions to separate the Chairman and CEO positions on a case-by-case basis.  Our voting decision on whether to separate the Chairman and CEO positions will take into account whether or not most all of these factors are present:

•                  Designated lead directors, appointed from the ranks of the independent board members with clearly delineated duties

•                  Majority of independent directors

•                  All-independent key committees

•                  Committee chairpersons nominated by the independent directors

•                  A committee of outside directors reviews CEO performance annually

•                  Established governance guidelines

VII. Capital Structure

A.            Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.            Stock Distributions : Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split

C.            Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.            Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, divided and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.              Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.              Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

G.            Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.            Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

•                  Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  Change in Control – Will the transaction result in a change in control of the company?

•                  Bankruptcy – Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.                 Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on the shareholder wealth and on voting power.  We value equity-based compensation along with the case components of pay.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.  Administrative features are also factored into our vote.  For example, our policy is that a committee of disinterested persons should administer the plan; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan.  Additionally, in some cases we would vote against a plan deemed unnecessary.

A.            Director Fees/Compensation

We vote for proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

We vote nonexecutive director compensation proposals that include both cash and share-based components on a case-by-case basis.

We vote proposals that bundle compensation for both nonexecutive and executive directors into single resolution on a cases-by-case basis.

We vote against proposals to introduce retirement benefits for nonexecutive directors.

B.            OBRA-Related Compensation Proposals

•                  Amendments that Place a Cap on Annual Grant or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) or OBRA.

•                                          Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•                                          Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

•                                          Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA

C.            Shareholder Proposals to Limit Executive and Director Pay

We review on a case-by-case basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

D.            Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

E.              Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases where the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

F.              401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

G.            U.K. Compensation Plans

We vote on compensation plans in the U.K. market on a case-by-case basis using a market-specific analysis.

H.            Compensation Policy – Canada

We vote on compensation plans in the Canadian market on a case-by-base basis using a market-specific compensation model.

I.                 Remuneration Policy – United Kingdom

We vote for proposals to approve remuneration policy if a company passes the ISS U.K. model on compensation plans.

We vote against proposals to approve remuneration policy if a company fails the ISS U.K. model on compensation plans.

J.              General Global Guidelines

We generally vote on compensation proposals on a case-by-case basis.

•      Disclosure Policy for Compensation Plans

When reviewing compensation plans in markets where information is limited, at the very minimum, we seek to obtain information regarding (1) the total dilution level and (2) exercise price.

In markets where certain terms are regularly disclosed and a company has not disclosed this information, we generally a vote against the plan for substandard disclosure.

•              Dilution Limits

When reviewing compensation plans, for mature companies, we apply a maximum dilution limit of five percent unless there are other positive performance features in the plan.  If challenging performance criteria are included, we consider approving plans at mature companies featuring dilution levels of up to ten percent.

For growth companies, we maintain a ten percent dilution limit.

•              Discounted options and restricted stock

We oppose discounted options and restricted stock without performance criteria, with the exception of restricted stock in U.S.-style stock option plans, which will be reviewed in a case-by-case basis.

We consider supporting option plans that allow for discounted options if exercise is contingent on the achievement of well-defined and challenging performance criteria.

•              Options Expensing

We will generally vote for shareholder proposals to expense options.  We will not support such a shareholder resolution if the company has already publicly committed to expensing options by a specific date

•      Clarifications on administration and participation by nonexecutive directors (General Global policy)

For separate nonexecutive director stock option plans:

i.                  Plan dilution at mature companies should not exceed one percent over the life of a five-year plan or not more than 0.2 percent in any one year.

ii.               Plan dilution at growth-oriented companies should not exceed 1.6 percent over the life of a five-year plan or not more than 0.3 percent in any one year.

•      Repricing definition

All of the following will constitute repricings:

i.                  Reduction in exercise price of outstanding options.

ii.               Cancellation and regrant of options at lower exercise prices.  This will include 6&1 (six-month and one-day) cancellations/regrants and bullet options (a type of 6&1 with accelerated vesting).

iii.            Substitution of restricted stock for underwater options.

iv.           Buyback of underwater options and issuance of new awards.

•      Performance-based stock options

We will examine shareholder proposals advocating the use of performance-based stock options on a case-by-case basis.  Voting decisions will therefore take into account the following:

i.                  Whether the proposal mandates that all awards be performance-based.

ii.               Whether the proposal extends beyond executive awards to those of lower-ranking employees.

iii.            Whether the company’s stock-based compensation plans meet ISS’s Shareholder Value Transfer criteria and do not violate our repricing guidelines.

•      Clarification on administration and participation by nonexecutive directors (Canada-specific policy)

In the Canadian market, if nonexecutive directors are eligible to participate in employee stock option plans, we require one of the following limitations on their participation:

i.                  Fixed annual grants.

ii.               A cap on the aggregate number of shares that can be used for nonexecutive director grants (our guidelines on separate director plans will apply).

iii.            Historical grant patterns to directors generally reflect a formulaic grant policy.

iv.           There is evidence that nonexecutive directors have not been granted options under the plan for the past three years.

•      Plan Amendments

We generally vote for amendments that improve the overall structure of given compensation plan, even if the underlying plan does not necessarily meet our guidelines.

•                      Using Repurchased Shares in Share Compensation Plans

If a plan includes a specified limit on the total number of shares that could be issued under the plan and repurchased shares would count toward that limit, we generally support the plan as long as it meets all other guidelines.

If repurchased shares would not count toward the plan’s limit on newly issued shares, but would operate as an additional pool of shares, then we look for an additional restriction, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

•                      Employee Share Purchase Plans (ESPPs)

For those markets that reserve a separate pool of shares for ESPPs, we exclude such shares from our dilution calculations for stock option plans.  However, our policy provides that no more than five percent of a company’s shares at the time of the request may be reserved for ESPPs at any given time, with such five percent being over and above the ten percent reserved for option plans.  Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time.  Alternatively, we may consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

For those markets that reserve a common pool of shares for ESPPs and stock option plans, our policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

We support discounts of up to 20 percent for ESPPs.

For ESPPs in Ireland, we consider a maximum discount of 25 percent.

IX. State of Incorporation

A.            Voting on State Takeover Statutes

We review on case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.            Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A.            Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•      Anticipated financial and operating benefits;

•      Offer price (cost vs. premium);

•      Prospects of the combined companies;

•      How the deal was negotiated; and

•      Changes in corporate governance and their impact on shareholder rights.

B.            Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.    Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.            Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.              Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.              Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.            Changing Corporate Name

We vote for changing the corporate name on a case-by-case basis.

XI. Mutual Fund Proxies

A.    Election of Trustees

We vote on trustee nominees on a case-by-case basis.

B.    Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.    Fundamental Investment Restrictions

We vote on amendments to a fund’s fundamental investment restriction on a case-by-case basis.

D.            Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We will vote on shareholder social and environmental proposals on a case-by-case basis.  In considering such proposals, we will take into account the Ceres, MacBride and Burma Principles, when applicable.

In most cases, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

XII. Escrow Accounts – Canada

We vote for proposals to amend terms on escrow accounts from time-based to performance-based.

We vote against proposals to amend terms on escrow accounts from performance-based to time-based.

We vote on other amendments on a case-by-case basis.

TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT, LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management.  Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients.  In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client.  Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.  Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary.  PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.  Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe.  Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings.  Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.  Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences.  PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions.  Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues.  In determining whether to depart from a PVS recommendation, the Turner

Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders.  The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts.  Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit.  Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships.  In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue.  Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.  Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations

  and Technology Administration

C/o Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision.  Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:  July 1, 2003

Last revised:         July 15, 2005

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING STATEMENT AND GUIDELINES

Introduction

As an investment adviser and fiduciary of client assets, Frontier Capital Management Company, LLC (“Frontier”) utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with Glass, Lewis & Co. (“Glass Lewis”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with ADP Financial Services, Inc. (“ADP”) to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. Glass Lewis has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor’s interpretations thereof. Summaries of the Glass Lewis guidelines are attached as Exhibit A to these Policies and Procedures.

There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these Policies and Procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve Glass Lewis’s proxy voting policies as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients. Any changes to the Glass Lewis voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account
Account Set-Up

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Account Update

On at least a monthly basis, ADP will provide Frontier with a list of Frontier clients for which ADP is voting. This is designed to ensure that ADP is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and ADP’s records.

Conflicts of Interest

As noted, Frontier has an agreement with Glass, Lewis and has adopted the Glass, Lewis proxy voting guidelines. The adoption of the ISS proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override Glass Lewis, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of Glass Lewis; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight
Glass Lewis

On a periodic basis, Frontier will verify with Glass Lewis that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.

ADP
On a periodic basis, Frontier will verify with ADP that it has voted proxies for accounts for which Frontier delegated voting to ADP.

Custodian

On a periodic basis, Frontier will confirm that client custodians are timely alerting ADP when accounts are set up at the custodian for ADP to begin voting Frontier’s clients’ securities and that they are forwarding all proxy materials pertaining to the client’s portfolios to ADP for execution.

Votes Cast Other than According to Glass Lewis’s Pre-Determined Policies
Frontier’s General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to Glass Lewis’s pre-determined policies are accurate and complete.

Client Disclosure
Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Cindy Cerqueira at (617) 261-0777 or at ccerqueira@frontiercap.com.

ADP will provide to Frontier, to enable Frontier to maintain and report upon a client’s request, the following information for each proxy vote:

	1.	The name of the issuer of the portfolio security

	2.	The ticker symbol of the security

	3.	The CUSIP of the portfolio security

	4.	The shareholder meeting date

	5.	A description of the matter voted on

	6.	Whether the matter was proposed by the issuer or by a security holder

	7.	Whether the account voted on the matter

	8.	How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

	9.	Whether the vote that was cast was for or against management’s recommendation.

Recordkeeping

Frontier will maintain in an easily accessible place for a period of five years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by ADP as specifically noted below):

	1.	Frontier’s proxy voting policies and procedures and Glass Lewis’s proxy voting guidelines.

	2.	Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on ADP, on Frontier’s behalf, to retain a copy of each proxy statement.

	3.	Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on ADP to retain, on Frontier’s behalf, a record of the vote cast.

	4.	A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.

A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

Effective Date:      August 2003, amended February 2006

IRIDIAN ASSET MANAGEMENT LLC

SUMMARY PROXY VOTING POLICIES

Iridian Asset Management LLC (“Iridian”) will vote proxies in all cases where it exercises voting authority over client securities. Iridian will vote proxies in a manner which it believes is in the best interests of clients and which will maximize shareholder value. The summary of Iridian’s proxy voting guidelines which follows seeks to set forth the general manner in which Iridian is likely to vote and should only be viewed as a guide. No set of guidelines can capture the entire universe of proxy issues which arise. Ultimately, all voting decisions are conducted on a case-by-case basis as each company’s unique set of circumstances distinguishes it from all others.

SUMMARY OF VOTING GUIDELINES

Auditors

Iridian generally will vote FOR proposals to ratify auditors provided there are no conflicts of interest and there is a belief that the opinion will be fair.

Board of Directors

Electing directors is the most important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

Iridian will generally vote FOR directors in an uncontested election after determining that any such director does not possess any attributes that Iridian believes may not be in the best interest of shareholders and does not maximize shareholder value. Generally, Iridian’s guidelines provide for supporting proposals for declassified boards, cumulative voting, majority voting, fixed board size, director stock ownership, board and committee independence, elimination of term limits and board inclusiveness.

Shareholder Rights

Shareholders should be provided with and maintain the ability to exercise their rights as owners of public companies. Based upon this premise, Iridian will generally vote FOR proposals which provide for confidential voting, the right to call special meetings as well as the ability to act by written consent.

Proxy Contests

Proxy contests play a valuable role in removing entrenched directors and creating a means for corporate change. Iridian will evaluate proxy contests pertaining to director nominees and strategic initiatives in contested elections on a CASE-BY-CASE basis.

Proposals to reimburse solicitation expenses will generally be voted FOR in those situations where Iridian supports the dissidents.

Anti-Takeover Measures

Iridian’s strategy is to focus on identifying corporations in the process of change and views negatively those corporate policies that it believes may delay or otherwise encumber this process by preventing a takeover or entrenching current management.

Iridian generally will vote FOR proposals that will potentially ease the ability of a company to be acquired by a suitor and generally will vote FOR proposals eliminating supermajority vote requirements, proposals to redeem shareholder rights plans, the rescission of fair price provisions and the adoption of anti-greenmail charters.

Iridian generally will vote AGAINST dual-class exchange offers, dual class recapitalizations and proposals to approve dual class structures.

Capital Structure

The administration of a company’s capital structure revolves around a variety of issues including the types of securities issued, dividend policy, taxes, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Generally, these decisions are best left to the board and senior management of the firm. Nonetheless, proposals surrounding capital structure must be scrutinized to ensure that some form of antitakeover mechanism is not involved.

Iridian generally will vote FOR proposals to reduce the par value of stock, increase the number of authorized shares, restore preemptive rights, stock splits, reverse stock splits, stock repurchase programs and the creation of preferred stock that cannot be used as a takeover defense.

Iridian generally will vote AGAINST proposals authorizing the creation or increase in “blank check” preferred stock and the elimination of shareholder preemptive rights.

Iridian generally will evaluate on a CASE-BY-CASE basis proposals for the reduction or elimination in authorized shares of either common or preferred stock and the creation of tracking stocks.

Mergers and Corporate Restructurings

Iridian generally will evaluate mergers, acquisitions and other corporate restructurings on a CASE-BY-CASE basis taking into consideration such factors as purchase price, financial and strategic benefits, conflicts and changes in governance structure. Ultimately decisions are based on whether a transaction is likely to result in the maximization of shareholder value.

Executive and Director Compensation

Iridian believes that executive and director compensation should be fair and ultimately linked to the performance of the company. The forms of compensation are too varied and numerous to allow Iridian to evaluate them on anything but a CASE-BY-CASE basis to determine if they are fair and will likely result in long term shareholder benefits.

Notwithstanding the foregoing, Iridian generally will vote FOR proposals which eliminate golden and tin parachutes, provide for “double trigger” and “modified double trigger” parachutes in a change of control scenario, implement ESOP’s and 401(k) plans, terminate retirement plans for non-employee directors, seek additional disclosure of executive and director pay information, enact clawback policies, require that severance agreements and executive compensation be submitted for shareholder vote and require the company to disclose all executive/consultant compensation.

Iridian generally will vote AGAINST proposals capping compensation, approving retirement benefits for non-executive directors, repricing underwater stock options and requiring director’s fees to only be paid in stock.

State of Incorporation

Iridian will evaluate on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes. As with Iridian’s view with regard to anti-takeover measures, takeover statutes, which may only serve to entrench current management, will not be viewed favorably. Iridian generally will evaluate on a CASE-BY-CASE basis proposals that a company reincorporate in another state.

Social Responsibility

Iridian will evaluate proposals concerning social and environmental issues on a CASE-BY-CASE basis and cast a vote in a manner which it believes will be in the best interests of shareholders and will ultimately maximize shareholder value.

Iridian generally will vote on a CASE-BY-CASE basis for proposals adopting the ILO Code of Conduct policies.

Miscellaneous

Iridian generally will vote FOR management proposals to change the corporate name, date/time/location of a corporate meeting or bylaw amendments of a housekeeping nature.

Iridian generally will vote AGAINST proposals for management to adjourn meetings or approve “other business” and shareholder proposals to change the date/time/location of a corporate meeting.

Iridian generally will vote on a CASE-BY-CASE basis for proposals to improve the disclosure of a company’s political contributions considering recent significant controversy or litigation related to the company’s political contributions or governmental affairs and the public availability of a policy on political contributions.

Iridian generally will vote AGAINST proposals disallowing the company from making political contributions, the publication in newspapers and public media the company’s political contributions and the requirement that the company provide lists of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

Iridian generally will vote AGAINST the requirement that the company report on foreign military sales or offsets.

MATERIAL CONFLICTS AND ABSTENTION

Should a material conflict arise between Iridian and a client with regard to the voting of proxies, Iridian will remove itself from the proxy voting decision-making process and will rely solely on the independent recommendation of Institutional Shareholder Services (“ISS”) as to how the proxy should be voted. ISS is an independent firm retained by Iridian that analyzes proxies and provides research and objective vote recommendations.

Generally, Iridian will not abstain from the voting of client proxies unless it determines that the abstention itself is in the best interests of the client such as where the costs of voting outweigh the benefits to the client.

INTERNAL CONTROLS

Iridian has implemented review procedures and controls to help ensure that proxies are voted in an appropriate and timely manner and that appropriate records are retained.

ADDITIONAL INFORMATION

If you would like a complete description of Iridian’s proxy voting policies and procedures or how Iridian voted proxies with regard to securities in your portfolio, please contact:

Iridian Asset Management LLC

Attn: Portfolio Administration Dept.

276 Post Road West

Westport, CT 06880-4704

proxy@iridian.com

PART C
OTHER INFORMATION

Item 23.  Exhibits.

(a)  Articles of Incorporation of M Fund, Inc.(1)

(b)  By-Laws of M Fund, Inc.(8)

(c)  Not applicable.

(d1) Investment Advisory Agreement between M Fund, Inc. and M Financial Investment Advisers, Inc.(5)

(d2) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and Brandes Investment Partners LP.(4)

(d3) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and Turner Investment Partners, Inc.(3)

(d4) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and Frontier Capital Management Company, LLC.(4)

(d5) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and Iridian Asset Management, LLC.(5)

(e1) Principal Underwriting Agreement between M Fund, Inc. and M Holdings Securities, Inc. filed herein as Exhibit (e1).

(f)  Not applicable.

(g1)  Custodian Agreement between M Fund, Inc. and Investors Bank & Trust Company.(2)

(g2) Letter Agreement adding Business Opportunity Value Fund to Custodian Agreement between M Fund, Inc. and Investors Bank & Trust Company.(8)

(g3) Amendment to Custody Agreement effective March 28, 2003 between M Fund, Inc. and Investors Bank & Trust Company.(6)

(h1)  Transfer Agency and Service Agreement between M Fund, Inc. and Investors Bank & Trust Company.(2)

(h2)  Administration Agreement between M Fund, Inc. and Investors Bank & Trust Company.(2)

(h3) Letter Agreement adding Business Opportunity Value Fund to Transfer Agency and Administration Agreements between M Fund, Inc. and Investors Bank & Trust Company.(8)

(h4) Amendment to Administration Agreement dated as of December 1, 2003 between M Fund, Inc. and Investors Bank & Trust Company.(6)

(h5) Expense Limitation Agreement dated as of January 3, 2007, between M Fund, Inc. and M Financial Investment Advisers, Inc. filed herein as Exhibit (h5).

(8) Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s initial registration statement filed with the SEC on April 28, 2006.

(h6) Securities Lending Agreement dated November 1, 2000, between M Fund, Inc. and Investors Bank & Trust filed herein as Exhibit (h6).

(i1) Opinion and consent of counsel as to the Legality of the Securities Being Issued.(2)

(i2) Consent of Sutherland, Asbill & Brennan LLP.(3)

(j) Consent of PricewaterhouseCoopers LLP filed herein as Exhibit (j).

(k) Not applicable.

(l) Not applicable.

(m) Not applicable.

(n) Not applicable.

(p1) Code of Ethics of M Fund, Inc.(4)

(p2) Code of Ethics of M Financial Investment Advisers, Inc.(4)

(p3) Amended Code of Ethics of M Financial Investment Advisers, Inc.(7)

(p4) Code of Ethics of M Holdings Securities, Inc.(4)

(p5) Code of Ethics of Brandes Investment Partners, LP (4)

(p6) Code of Ethics of Turner Investment Partners, Inc.(4)

(p7) Code of Ethics of Frontier Capital Management Company LLC.(4)

(p8) Amended Code of Ethics of Frontier Capital Management Company LLC.(5)

(p9) Code of Ethics of Iridian Asset Management, LLC.(5)

(1) Incorporated herein by reference to Registrant’s initial registration statement filed with the SEC on August 7, 1995.

(2) Incorporated herein by reference to the Pre-Effective Amendment No. 1 to Registrant’s initial registration statement filed with the SEC on December 21, 1995.

(3) Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s initial registration statement filed with the SEC on February 27, 1998.

(4) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s initial registration statement filed with the SEC on February 29, 2000.

(5) Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s initial registration statement filed with the SEC on October 17, 2001.

(6) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s initial registration statement filed with the SEC on April 30, 2004.

(7) Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s initial registration statement filed with the SEC on March 1, 2005.

Item 24.  Persons Controlled by or Under Common Control with M Fund, Inc.

M Fund, Inc. does not concede that it is controlled by its investment adviser.  Nevertheless, in the event of such control, the following would be under common control.

M Financial Investment Advisers, Inc. (the “Adviser”), and M Life Insurance Company, each a Colorado corporation, and M Holding Securities, Inc., an Oregon Corporation, are controlled by M Financial Holdings Incorporated, doing business as “M Financial Group”.  See “MANAGEMENT - Investment Adviser” in Part A.

As of the close of business on March 31, 2007 the following are owners of 25% or more of the value of the outstanding shares of the M Fund.

	Brandes International Equity Fund	Turner Core Growth Fund	Frontier Capital Appreciation Fund	Business Opportunity Value Fund
John Hancock Variable Life Insurance Co.	38.74%	48.02%	47.60%	33.05%
Pacific Life Insurance Co.	43.16%	37.37%	42.28%	47.40%

Item 25.  Indemnification.

Article X, “Indemnification”, of the Articles of Incorporation of M Fund, Inc. provides as follows:

The Corporation shall indemnify its officers and directors to the fullest extent permitted by law.

Article VIII, “Indemnification”, of the By-Laws of M Fund, Inc. provides as follows:

Section 1. Every person who is or was a director, officer or employee of the Corporation or of any other corporation which he or she served at the request of the Corporation and in which the Corporation owns or owned shares of capital stock or of  which it is or was a creditor shall have a right to be indemnified by the Corporation to the full extent permitted by applicable law, against all liability, judgments, fines, penalties, settlements and reasonable expenses incurred by him in connection with or resulting from any threatened or actual claim, action, suit or proceeding, whether criminal, civil, or administrative, in which he or she may become involved as a party or otherwise by reason of being or having been a director, officer or employee, except as provided in Article VIII, Sections 2 and 3 of these By-laws.

Section 2.  Disabling Conduct.  No such director, officer or employee shall be indemnified for any liabilities or expenses arising by reason of “disabling conduct”, whether or not there is an adjudication of liability.  “Disabling conduct” means willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office.

Whether any such liability arose out of disabling conduct shall be determined:  (a) by a final decision on the merits (including, but not limited to, a dismissal for insufficient evidence of any disabling conduct) by a court or other body, before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not eligible for indemnity because the liability arose by reason of disabling conduct; or (b) in the absence of such a decision, by a reasonable determination, based upon a review of the facts, that such person was not eligible for indemnity because the liability arose by reason of disabling conduct, (i) by the vote of a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the action, suit, or proceeding in question (“disinterested, non-party directors”), or (ii) by independent legal counsel in a written opinion if a quorum of disinterested, non-party directors so directs or if such quorum is not obtainable, or (iii) by majority vote of the stockholders of the Corporation, or (iv) by any other reasonable and fair means not inconsistent with any of the above.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that any liability or expense arose by reason of disabling conduct.

Section 3.  Directors’ Standards of Conduct.  No person who is or was a director shall be indemnified under this Article VIII for any liabilities or expenses incurred by reason of service in that capacity if an act or omission of the director was material to the matter giving rise to the threatened or actual claim, action, suit or proceeding; and such act or omission constituted disabling conduct.

Section 4.  Expenses Prior to Determination.  Any liabilities or expenses of the type described in Article VIII, Section 1 may be paid by the Corporation in advance of the final disposition of the claim, action, suit or proceeding, as authorized by the directors in the specific case, (a) upon receipt of a written affirmation by the indemnitee of his or her good faith belief that his or her conduct met the standard of conduct necessary for indemnification as authorized by this Article VIII, Section 2; (b) upon receipt of a written undertaking by or on behalf of the indemnitee to repay the advance, unless it shall be ultimately determined that such person is entitled to indemnification; and (c) provided that (i) the indemnitee shall provide security for that undertaking, or (ii) the Corporation shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of disinterested, non-party directors, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

A determination pursuant to subparagraph (c) (iii) of this Article VIII, Section 40 shall not prevent the recovery from any indemnitee of any amount advanced to such person as indemnification if such person is subsequently determined not to be entitled to indemnification; nor shall a determination pursuant to said subparagraph prevent the payment of indemnification if such person is subsequently found to be entitled to indemnification.

Section 5.  Provisions Not Exclusive.  The indemnification provided by this Article VIII shall not be deemed exclusive of any rights to which those seeking indemnification may be entitled under any law, agreement, vote of stockholders, or otherwise.

Section 6.  General.  No indemnification provided by this Article shall be inconsistent with the 1940 Act or the Securities Act of 1933.

Any indemnification provided by this Article shall continue as to a person who has ceased to be a director, officer, or employee, and shall inure to the benefit of the heirs, executors and administrators of such person.  In addition, no amendment, modification or repeal of this Article shall adversely affect any right or protection of an indemnitee that exists at the time of such amendment, modification or repeal.

*                              *                              *

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Directors, officers and controlling persons of M Fund, Inc. pursuant to the foregoing provisions, or otherwise, M Fund, Inc. has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by M Fund, Inc. of expenses incurred or paid by a Director, officer or controlling person of M Fund, Inc. in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, M Fund, Inc. will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser.

Any other business, profession, vocation or employment of a substantial nature in which each investment adviser of M Fund, Inc. and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser’s Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.

Investment Adviser	File No.

M Financial Investment Advisers, Inc.	801-50553
Brandes Investment Partners, LP	801-24896
Turner Investment Partners, Inc.	801-36220
Frontier Capital Management Company, LLC	801-15724
Iridian Asset Management, LLC	801-50661

Item 27.  Principal Underwriters.

(a)                                  M Holdings Securities, Inc. acts as the distributor (the “Distributor”) for each of the Funds.  The Distributor is a wholly-owned subsidiary of M Financial Group.  The principal executive offices of the Distributor are located at 1125 NW Couch Street, Suite 900, Portland, OR  97209.  The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers (“NASD”).

(b)                                 Set forth below are the names, principal business addresses and positions of each director and officer of M Holdings Securities, Inc.  Unless otherwise noted, the principal business address of these individuals is 1125 NW Couch Street, Suite 900, Portland, OR 97209.  Unless otherwise specified, none of the officers and directors of M Holdings Securities, Inc. serve as officers and directors of the Funds.

Name	Positions and Offices with M Holdings Securities, Inc.	Positions and Offices with M Fund, Inc.
Heidi Donahe	President	None
Randall O’Connor	Directorand Chief Executive Officer	None
Gerald J. Graves	Director	President
James Hilliker	Vice President	None
Laura Miller	Vice President	None
Carrie Fleisher	Chief Compliance Officer	None
Daniel Byrne	Director	None
Connie Morrison	Director	None

Item 28.  Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules  thereunder by M Fund, Inc. will be maintained by the following offices of M Fund,  Inc. or Investors Bank & Trust Company:

M Fund, Inc.	Investors Bank & Trust Company
M Financial Plaza	ATTN: Mutual Fund Administration
1125 NW Couch Street, Suite 900	200 Clarendon Street
Portland, Oregon 97209	Boston, Massachusetts 02116

Item 29.  Management Services.

Not applicable.

Item 30.  Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to its Registration Statement (the “Registration Statement”) to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Oregon on the  30th day of April, 2007.

M FUND, INC.

By:	/s/ Gerald J. Graves
Gerald J. Graves,
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2007.

Signature	Title

/s/ Gerald J. Graves	President
Gerald J. Graves	(Principal Executive Officer)

/s/ David Lees	Secretary and Treasurer
David Lees	(Principal Financial and Accounting Officer)

Peter W. Mullin*
Peter W. Mullin	Director

Philip W. Halpern*
Philip Halpern	Director

Neil E. Goldschmidt*
Neil Goldschmidt	Director

Gerald Bidwell*
Gerald Bidwell	Director

Allan S. Bufferd*	Director
Allan S. Bufferd

*Executed by	/s/ David Lees
David Lees
on behalf of those indicated pursuant
to Powers of Attorney.

EXHIBIT INDEX

Exhibit No.	Description

(e1)	Principal Underwriting Agreement between M Fund, Inc. and M Holdings Securities, Inc.

(h5)	Expense Limitation Agreement dated as of January 3, 2007, between M Fund, Inc. and M Financial Investment Advisers, Inc.

(h6)	Securities Lending Agreement dated as of February 5, 2007, between M Fund, Inc. and Investors Bank & Trust.

(j)	Consent of PricewaterhouseCoopers LLP.

Exhibit 99B(E)(1)

M FUND, INC

PRINCIPAL UNDERWRITING AGREEMENT

October 18, 2005

THIS AGREEMENT is made and entered into this 18th day of October, 2005, by and between M Fund, Inc., a corporation organized and existing under the laws of the state of Maryland (the “Company”), and M Holdings Securities, Inc., a corporation organized and existing under the laws of the State of Oregon (the “Distributor”).

WHEREAS, the Company consists of several portfolios of shares and is registered as an open-end management series investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Company has registered the shares of its several classes of stock (“Shares”) for offer and sale in four portfolios, each as set forth on Schedule A hereto under the Securities Act of 1933, as amended (the “1933 Act”), and the Company may offer Shares of one or more additional portfolios in the future (such existing and future portfolios are collectively referred to herein as the (“Funds”); and

WHEREAS, the Company was organized to serve as the funding vehicle for certain individual and group variable life insurance policies and variable annuity contracts offered by certain life insurance companies (“Participating Insurance Companies”) through their segregated asset accounts (the “Accounts”), and may also offer its Shares directly to qualified pension and retirement plans (the “Qualified Plans”); and

WHEREAS, the Distributor is a broker-dealer registered with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the National Association of Securities Dealers, Inc. (the “NASD”);

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

I.                                         APPOINTMENT OF THE DISTRIBUTOR

A.                                    The Company hereby appoints the Distributor as its exclusive agent for the distribution of the Shares of each Fund to the Accounts of Participating Insurance Companies and to the Qualified Plans as may be permitted by applicable law and subject to the Company’s obtaining any necessary regulatory approvals, subject to the terms of this Agreement and the policies and control of the Company’s Board of Directors (the “Board”). The Distributor hereby accepts such appointment.

B.                                    In the event that the Company from time to time creates one or more additional Funds, it shall notify the Distributor. If the Distributor is willing to perform services hereunder to the additional Fund(s), it shall so notify the Company. Thereafter, the Company and the

Distributor shall mutually agree to amend Schedule A to this Agreement in writing to add the additional Fund(s) and the additional Fund(s) shall be subject to this Agreement, subject to the approval of the Board as set forth in Paragraph XIII below.

C.                                    The Distributor is an independent contractor. The Distributor is responsible for its own conduct, for the employment, control and conduct of its agents and employees and for injury to such agents or employees or to others through its agents or employees. The Distributor assumes full responsibility for its agents and employees under applicable laws and agrees to pay all employer taxes relating thereto.

II.                                  DUTIES OF THE DISTRIBUTOR AND THE COMPANY

A.                                    The Company employs the Distributor:

1.                                       to sell the Shares of each Fund at net asset value upon the terms described in (a) the then effective registration statement of the Company, under the 1933 Act and the 1940 Act (the “Registration Statement”) and (b) the then current prospectus and statement of additional information and any supplements thereto (collectively, the “Prospectus”). The Distributor agrees that the Company shall receive 100% of such net asset value;

2.                                       to sell the Shares of each Fund in accordance with any participation agreements between the Company, the Distributor and the Participating Insurance Companies and, where applicable, the Company, the Distributor and Qualified Plans;

3.                                       to submit to the NASD for review and approval, as required, all sales literature and advertisements to be used in connection with the sale of the Shares and to take any and all action necessary and appropriate to ensure the approval of such material within a reasonable time period. All sales literature and advertisements used by the Distributor in connection with the sale of Shares shall be subject to approval by the Company or its delegate. The Company authorizes the Distributor, in connection with the sales or arranging for the sale of Shares, to provide only such information and to make only such statements or representations as are contained in the Company’s Registration Statement or Prospectus or in sales literature or advertisements approved by the Company or in such financial or other statements or reports which are furnished to the Distributor pursuant to the next paragraph. The Company shall not be responsible in any way for any information provided or statements and representations made by the Distributor or its representatives or agents other than the information, statements, and representations described in the preceding sentence. The Distributor shall review all materials submitted to it by Participating Insurance Companies and Qualified Plans that describe the Company, the Shares, or the Company’s investment adviser. The Distributor shall not be

2

responsible for any information provided or statements or representations made by Participating Insurance Companies or Qualified Plans, representatives or agents of Participating Insurance Companies or Qualified Plans, or any other persons or entities other than the Distributor’s representatives or agents.

B.                                    The Company agrees:

1.                                       to make available to the Distributor copies of all information, financial statements and auditor’s reports thereon and other papers which the Distributor may reasonably request for use in connection with the distribution of Shares, including such reasonable number of copies of the most current Prospectus and annual and interim reports of a Fund as the Distributor may request;

2.                                       to cooperate fully in the efforts of the Distributor to sell and arrange for the sale of the Shares and in the performance of the Distributor of its duties under this Agreement; and

3.                                       to register or cause to be registered all Shares sold by the Distributor pursuant to the provisions of this Agreement.

C.                                    The Company reserves the right at any time to withdraw all offerings of the Shares of any or all Funds by written notice to the Distributor at its principal office.

D.                                    The Company and the Distributor hereby agree that all advertisements and sales literature issued by either of them referring directly or indirectly to the Company or to the Distributor will be submitted to and receive the approval of the Company and the Distributor before it may be used by either party.

III.                              REPRESENTATIONS AND WARRANTIES

A.                                    Representations and Warranties of the Distributor. The Distributor hereby represents and warrants to the Company as follows;

1.                                       Due Incorporation and Organization. The Distributor is duly organized and is in good standing under the laws of the State of Oregon and is fully authorized to enter into this Agreement and carry out its terms.

2.                                       Registration. The Distributor is a broker-dealer registered with the Commission under the 1934 Act, is a member of the NASD, and is registered or licensed under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Distributor shall maintain such registration or license in effect at all times during the term

3

of this Agreement and will immediately notify the Company of the occurrence of any event that would disqualify the Distributor from serving as a Distributor by operation of Section 9(a) of the 1940 Act or otherwise.

3.                                       Code of Ethics. The Distributor has adopted and implemented a written code of ethics that complies with the requirements of Rule 17j-l under the 1940 Act and will provide the Company with a copy of such code of ethics and all subsequent modifications, together with evidence of its adoption and implementation. At least annually the Distributor will provide the Company with a report describing the implementation of the code of ethics during the immediately preceding twelve (12) month period.

B.                                    Representations and Warranties of the Company. The Company, on behalf of the Funds, hereby represents and warrants to the Distributor as follows:

1.                                       Due Incorporation and Organization. The Company is duly organized under the laws of the State of Maryland and is fully authorized to enter into this Agreement and carry out its terms.

2.                                       Registration. The Company is registered as an investment company with the Commission under the 1940 Act and Shares of the Company are and will be registered under the 1933 Act for offer and sale to the Accounts of Participating Insurance Companies and to Qualified Plans. Such registration shall be kept in effect during the term of this Agreement

IV.                             NOTICE

The Company agrees to advise the Distributor immediately in writing:

A.                                   of any request by the Commission for amendments to the registration statement, prospectus or statement of additional information then in effect or for additional information;

B.                                     in the event of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement, prospectus or statement of additional information then in effect or the initiation of any proceeding for that purpose;

C.                                     of the happening of any event that makes untrue any statement of a material fact made in the registration statement, prospectus or statement of additional information then in effect or that requires the making of a change in the registration statement, prospectus or statement of additional information in order to make the statements in those documents not misleading; and

4

D.                                    of all actions of the Commission with respect to any amendment to any registration statement, prospectus or statement of additional information that may from time to time be filed with the Commission.

V.                                    COMPLIANCE WITH APPLICABLE REQUIREMENTS

In carrying out its obligations under this Agreement, the Distributor shall at all times conform to:

A.                                    all applicable provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder;

B.                                    the provisions of the Registration Statement of the Company as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

C.                                    the provisions of the Company’s Articles of Incorporation, as amended;

D.                                    the provisions of the By-Laws of the Company, as amended; and

E.                                      any other applicable provisions of state and federal law.

VI.                                EXPENSES

The expenses in connection with the distribution of the Shares shall be allocable as follows:

A.                                    Expenses of the Company

The Company will pay or cause to be paid:

1.                                       registration fees for registering its Shares under the 1933 Act;

2.                                       expenses incident to preparing and filing amendments to the Registration Statement of the Company under the 1933 Act and the 1940 Act;

3.                                       expenses for preparing and setting in type all Prospectuses and the expense of printing and supplying them to the then existing shareholders or beneficial owners of Shares (including, but not limited to, owners of individual and group variable life insurance policies and variable annuity contracts that use one or more Funds as their funding vehicle);

4.                                       expenses incident to the issuance of its Shares such as the cost of stock certificates, if any, taxes, and fees for establishing shareholder record

5

accounts; and

5.                                       expenses for administrative and transfer agency services.

B.                                    Expenses of the Distributor

1.                                       The Distributor shall pay all of its own costs and expenses connected with the offer and sale of Shares.

VII.                            REPORTS

The Distributor shall prepare reports for the Board on a quarterly basis showing such information concerning services provided and expenses incurred related to this Agreement, and such other information, as from time to time may be reasonably requested by the Board.

VIII.                        INDEMNIFICATION BY THE COMPANY

The Company agrees to indemnify, defend and hold the Distributor, each person who has been, is, or may hereafter be an officer, director, employee or agent of the Distributor, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit, or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) a violation of any of the Company’s covenants herein contained; or (ii) any untrue or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in the Registration Statement or prospectus of the Company, or any amendment or supplement thereto or sales literature or promotional material for any Fund developed and/or approved by the Company, unless such statement or omission was made in reliance upon information furnished by the Distributor. The foregoing rights of indemnification shall be in addition to any other rights to which any of the foregoing indemnified parties may be entitled as a matter of law. Nothing contained in this Section VIII shall relieve the Distributor of any liability to the Company or its shareholders, or the Company of any liability to the Distributor, to which the Distributor or the Company would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under this Agreement.

IX.                                INDEMNIFICATION BY THE DISTRIBUTOR

The Distributor agrees to indemnify, defend and hold the Company, each person who has been, is, or may hereafter be an officer, director, employee or agent of the Company, and any person who controls the Company within the meaning of Section 15 of the 1933 Act, free and harmless against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit, or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of the Distributor’s covenants herein contained, or any untrue or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, on the part of the Distributor or any agent or employee of the Distributor,

6

whether made orally or in writing, unless such statement or omission was made in reliance upon written information furnished by the Company. The foregoing rights of indemnification shall be in addition to any other rights to which any of the foregoing indemnified parties may be entitled as a matter of law.

X.                                    NON-EXCLUSIVITY

The services of the Distributor to the Company under this Agreement are not to be deemed exclusive, and the Distributor shall be free to render similar services to others (including other investment companies) so long as its services to the Company are not impaired thereby. It is understood and agreed that officers and directors of the Distributor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Distributor to the extent permitted by law. The officers and directors of the Distributor are not prohibited by this Agreement from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm, corporation or trust, including other investment companies.

XI.                                TERM

This Agreement shall become effective as of the date on which this Agreement is executed, provided this Agreement is approved by both (a) the vote of a majority of the Board and (b) the vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party, and who have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for such purposes.

Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date of execution of this Agreement and shall continue in effect from year to year thereafter, only so long as such continuance is approved at least annually:

A.                                    by the vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party, and who have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such renewal; and

B.                                    by either the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Company.

XII.                            TERMINATION AND ASSIGNMENT

A.                                    This Agreement may be terminated at any time, without the payment of any penalty,

1.                                       by (a) the Company, (b) the vote of a majority of the Board, (c) the vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party, and who have no direct

7

or indirect financial interest in this Agreement, (d) the vote of a majority of the outstanding voting securities of the Company, or (e) without limiting the foregoing, the Company, in the event the Distributor fails to perform in a satisfactory manner, or

2.                                       by the Distributor.

3.                                       In the event of termination of this Agreement, the Company and the Distributor agree to provide the non-terminating party at least sixty (60) days’ prior written notice of such termination. In the case of termination under paragraph 1. of this subsection, only the Distributor will be deemed the non-terminating party.

B.                                    This Principal Underwriting Agreement may not be assigned by the Distributor and will automatically and immediately terminate in the event of its assignment.

XIII.                        AMENDMENTS

This Agreement may be amended in writing, by an instrument signed by a duly authorized officer of the Company and by the Distributor, but no amendment to this Agreement shall be effective until such amendment is approved:

A.                                    by the vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party, and who have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and

B.                                    by the vote of a majority of the Board.

XIV.                       GOVERNING LAW

This Agreement shall be governed by the laws of the State of Oregon, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with 1933 Act, the 1934 Act or the 1940 Act.

XV.                           DEFINITIONS

As used in this Agreement, the terms “majority of outstanding voting securities,” “interested persons,” and “assignment” shall have the same meaning as those terms have in the 1940 Act.

8

XVI.                       NOTICE

Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand or first class mail, or transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Distributor at:	M Holdings Securities, Inc. 1125 NW Couch Street Suite 900 Portland, Oregon 97209

Attn: Corporate Secretary

To the Company at:	M Fund, Inc. 1125 NW Couch Street Suite 900 Portland, Oregon 97209

Attn: Corporate Secretary

Each such notice, advice or report shall be effective upon receipt or three days after mailing, whichever is first.

XVII.                   SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

XVIII.               ENTIRE AGREEMENT

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

XIX.                       1940 ACT

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

9

XX.                           COOPERATION WITH AUTHORITIES

Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

XXI.                       CUMULATIVE RIGHTS

The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

XXII.                   BOOKS AND RECORDS

The Company shall own and control all the pertinent records pertaining to its operations; however, the Distributor shall retain all records pertaining to the performance of its duties hereunder as are necessary to comply with applicable recordkeeping laws, rules and regulations.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

M FUND, INC.

Attest:	/s/ Kathy Wolf	By:	/s/ Illegible

		Title:	President

M HOLDINGS SECURITIES, INC.

Attest:	/s/ Kathy Wolf	By:	/s/ Illegible

		Title:	President

10

SCHEDULE A

Funds of M Fund, Inc.

Brandes International Equity Fund

Turner Core Growth Fund

Frontier Capital Appreciation Fund

Business Opportunity Value Fund

11

Exhibit 99B(H)(5)

EXPENSE LIMITATION AGREEMENT

This Expense Limitation Agreement is made as of the 3rd day of January, 2007 by and between M Fund, Inc., a Maryland corporation (the “Fund”) on behalf of its series Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund, and Business Opportunity Value Fund (each, a “Portfolio”), and M Financial Investment Advisers, Inc., a Colorado corporation (the “ADVISER”), with respect to the following:

WHEREAS, the Adviser serves as the Investment Adviser to each Portfolio pursuant to an Investment Advisory Agreement between the Company on behalf of each Portfolio and the Adviser, dated September 1, 2001; and

WHEREAS, the Adviser has voluntarily agreed to pay any operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) exceeding 0.25% of that Portfolio’s annualized average daily net assets; and

WHEREAS, the Fund and the Adviser desire to formalize this voluntary fee waiver and expense reimbursement arrangement for the period beginning May 1, 2007 through April 30, 2008.

NOW, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.                                       The Adviser agrees to waive or reimburse operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) for the period from May 1, 2007 to April 30, 2008, to the extent that they exceed 0.25% of a Portfolio’s annualized average daily net assets.

2.                                       Upon the termination of any Investment Advisory Agreement as to any Portfolio, this Agreement will automatically terminate as to that Portfolio.

3.                                       Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 (the “1940 Act”) will be resolved by reference to that term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission (“SEC”) issued pursuant to the 1940 Act. In addition, if the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, that provision will be deemed to incorporate the effect of that rule, regulation or order. Otherwise, the provisions of this Agreement will be interpreted in accordance with the substantive laws of Maryland.

4.                                       This expense cap may be changed at any time after April 30, 2008 and does not apply to advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the day and year first above written.

M Fund, Inc.

Attest:	/s/ Kathy Wolf	By:	/s/ Gerald Graves
Name:	Kathy Wolf	Name:	Gerald Graves
		Title:	President

M Financial Investment Advisers, Inc.
Attest:	/s/ Kathy Wolf
Name:	Kathy Wolf	By:	/s/ Gerald Graves
		Name:	Gerald Graves
		Title:	President

2

Exhibit 99B(H)(6)

SECURITIES LENDING AGENCY AGREEMENT

BETWEEN

INVESTORS BANK & TRUST COMPANY

AND

M FUND, INC.

SECURITIES LENDING AGENCY AGREEMENT

AGREEMENT, dated as of November 1, 2000, between M Fund, Inc. on behalf of the Portfolios listed on Schedule A, (the “Lender”), and Investors Bank & Trust Company, a trust company organized and existing under the laws of the Commonwealth of Massachusetts (the “Bank”).

WHEREAS, the Bank currently acts as custodian for securities held by it in the Account (as defined below) from time to time on behalf of the Lender; and

WHEREAS, the Lender desires to appoint the Bank as its agent for the purpose of lending securities in the Account as more fully set forth below; and

WHEREAS, the Bank has agreed to act as the Lender’s agent for such purpose pursuant to the terms hereof;

NOW, THEREFORE, for and in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1. Definitions.

Whenever used in this Agreement, unless the context otherwise requires, the following words shall have the meanings set forth below. Capitalized terms used but not defined herein shall have the meaning assigned to them in the applicable Securities Borrowing Agreement.

1.1 “Account” shall mean the custodial account or accounts established and maintained by the Bank on behalf of the Lender for the safekeeping of securities and monies received by the Bank from time to time.

1.2 “Approved Investment” shall mean any type of security, participation or interest in property in which Cash Collateral may be invested or reinvested, as set forth on Schedule I hereto (which may be amended from time to time to add additional Approved Investments with the written consent of the Bank and the Lender, or to delete any Approved Investment at the written direction of the Lender).

1.3 “Authorized Person” shall be any officer of the Lender and any other person, whether or not any such person is an officer or employee of the Lender, duly authorized by corporate resolutions of the Board of Directors or Trustees, as the case may be, of the Lender to give Oral and/or Written Instructions on behalf of the Lender, such persons to be designated in a Certificate which contains a specimen signature of such person.

1.4 “Book-Entry System” shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering Government Securities (as defined herein), its successors and nominees.

1.5 “Borrower” shall mean any entity named on Schedule II hereto (as such Schedule may be amended from time to time to add additional Borrowers with the written consent of the Bank and the Lender, or to delete any Borrower at the written direction of the Lender). The Lender will promptly notify the Bank if at any time:

(a) any potential Borrower which is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”), a broker-dealer exempted from registration under Section 15(a)(1) of the 1934 Act as a dealer of exempted Government securities, or a bank, has discretionary authority or control with respect to the investment of any Securities available for Loan, or

(b) any potential Borrower not described in clause (a) above is a party who is with respect to the Lender in such a position that a loan would be considered a conflict of interest under applicable law.

If the Lender provides such notice, the Bank shall take appropriate action to prevent the Lender from engaging in a Loan with any potential Borrower so identified by the Lender. The Bank shall be entitled to rely upon such notices from the Lender (and the absence of such notices) in its operation of this securities lending program.

1.6 “Cash Collateral” shall mean either fed funds or New York Clearing House funds, as applicable for a particular loan of Securities.

1.7 “Certificate” shall mean any notice, instruction, schedule or other instrument in writing, authorized or required by this Agreement to be given to the Bank, which is actually received by the Bank and signed on behalf of the Lender by an Authorized Person or a person reasonably believed by the Bank to be an Authorized Person.

1.8 “Collateral” shall mean Cash Collateral unless the Bank and the Lender have agreed in writing to additional collateral, including Government Securities and Letters of Credit.

1.9 “Collateral Account” shall mean a segregated account established and maintained by the Bank for the purpose of holding Collateral, Cash Collateral and Approved Investments, interest, dividends and other payments and distributions received with respect to Collateral and Approved Investments (“Distributions”), and any Securities Loan Fee paid by Borrowers in connection with Securities loans hereunder.

1.10 “Depository” shall mean the Depository Trust Company, Participant’s Trust Company, Euroclear, and any other securities depository or clearing agency (and their respective successors and nominees) authorized under applicable law or regulation to act as a securities depository or clearing agency, including any foreign securities depository approved by the Lender.

1.11 “Government Security” shall mean book-entry Treasury securities (as defined in Subpart 0 of Treasury Department Circular No. 300, 31 C.F.R. 306) and any other securities issued or fully guaranteed by the United States government or any agency or instrumentality of the United States government.

1.12 “Letter of Credit” shall mean a clean, unconditional and irrevocable letter of credit in favor of the Bank as agent for the Lender issued by a bank named on Schedule III hereto as may be amended from time to time to add additional banks by the written consent of the parties hereto, or to delete any Bank at the written direction of the Lender.

1.13 “Oral Instructions” shall mean verbal instructions actually received by the Bank from an Authorized Person or from a person reasonably believed by the Bank to be an Authorized Person.

1.14 “Rebate” shall mean the amount payable by the Lender to a Borrower (as set forth in a Receipt) in connection with Securities loans at any time collateralized by Cash Collateral.

1.15 “Receipt” shall mean an advice or confirmation setting forth the terms of a particular loan of Securities hereunder, including, without limitation, the Collateral with respect to such loan.

1.16 “Securities Borrowing Agreement” shall mean with, respect to any Borrower, the agreement pursuant to which the Bank lends securities on behalf of its customers (including the Lender) to such Borrower as may be amended from time to time.

1.17 “Securities Loan Fee” shall mean the amount payable by a Borrower to the Bank, as agent for the Lender, pursuant to the applicable Securities Borrowing Agreement in connection with Securities loans, if any, collateralized by Collateral other than Cash Collateral.

1.18 “Security” shall mean any Government Securities, non-U.S. securities, common stock and other equity securities, bonds, debentures, corporate debt securities, notes, mortgages or other obligations, and any certificates, warrants or other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein, which are available for lending pursuant to Section 2.2 of this Agreement.

1.19 “Written Instructions” shall mean written communications actually received by the Bank from an Authorized Person or from a person reasonably believed by the Bank to be an Authorized Person by letter,

2

memorandum, telegram, cable, telex, telecopy facsimile, computer, video (CRT) terminal or other on-line system, or any other method whereby the Bank is able to verify with a reasonable degree of certainty the identity of the sender of such communications or the sender is required to provide a password or other identification code.

2. Appointment: Scope of Agency Authority.

2.1 Appointment. The Lender hereby appoints the Bank as its agent to lend Securities in the Account to Borrowers from time to time as hereinafter set forth, and the Bank hereby accepts appointment as such agent and agrees to so act.

2.2 Securities Subject to Lending. Unless the lender provides otherwise in writing to the Bank, all Securities maintained in the Account shall be available for lending pursuant to this Agreement.

2.3 Securities Borrowing Agreement. The Lender hereby acknowledges receipt of a Securities Borrowing Agreement with respect to each Borrower and authorizes the Bank to lend Securities in the Account to Borrowers pursuant to such agreements. The Bank shall promptly provide the Lender with copies of any material amendments or changes to such agreements. The Lender may elect to terminate any Borrower from Schedule II if it opposes the change.

2.4 Loan Opportunities. The Lender acknowledges and agrees that the Bank shall have the right to decline to make any loans of Securities under any Securities Borrowing Agreement and to discontinue lending under any Securities Borrowing Agreement in its sole discretion and without notice to the Lender. The Lender agrees that it shall have no claim against the Bank based on, or relating to, loans made for other customers or for the Bank’s own account, or loan opportunities refused hereunder, whether or not the Bank has made fewer or more loans for any other customer or for the Bank’s own account than for the Lender, and whether or not any loan for another customer or for the Bank’s own account, or the opportunity refused, could have resulted in loans made hereunder; provided, however, that the Bank shall treat the Lender fairly and equitably with other lenders of like circumstances in making loan opportunities available to Lender hereunder, taking into account the demand for specific securities, availability of securities, types of collateral, eligibility of borrowers, limitations on investment of cash collateral, and such other factors as the Bank reasonably and in good faith deems appropriate.

2.5 Use of Book-Entry System and Depositories. The Lender hereby authorizes the Bank on a continuous and on-going basis, to deposit in the Book-Entry System and any Depositories all Securities eligible for deposit therein and to utilize the Book-Entry System and Depositories to the extent possible in connection with its receipt and delivery of Securities, Collateral, Approved Investments and monies under this Agreement. Where Securities, Collateral (other than Cash Collateral) and Approved Investments eligible for deposit in the Book-Entry System or a Depository are transferred to the Account, the Bank shall identify as belonging to the Lender a quantity of securities in a fungible bulk of securities shown on the Bank’s account on the books of the Book-Entry System or the applicable Depository. Securities, Collateral and Approved Investments deposited in the Book-Entry System or a Deposit will be represented in accounts which include only assets held by the Bank for customers, including but not limited to accounts in which the Bank acts in a fiduciary or agency capacity.

3. Representations and Warranties.

3.1 Lender’s Representations. The Lender hereby represents and warrants to the Bank, which representations and warranties shall be deemed to be continuing and to be reaffirmed on any day that a Securities loan hereunder is outstanding, that:

(a) This Agreement, legally and validly entered into by the Lender, does not, and will not, violate any statute, regulation, rule, order or, judgment binding on the Lender, or any provision of the Lender’s charter or by-laws, or any agreement binding on the Lender or affecting its property, and is enforceable against the Lender in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws, or by equitable principles relating to or limiting creditors rights generally;

3

(b) The person executing this Agreement and all Authorized Persons acting on behalf of the Lender has and have been duly and properly authorized to do so;

(c) It is lending Securities as principal for its own account and it will not transfer, assign or encumber its interest in, or rights with respect to, any securities loans;

(d) All Securities subject to lending pursuant to Section 2.2 of this Agreement are free and clear of all liens, claims, security interests and encumbrances. The Lender shall promptly delete from the list referenced in Section 2.2 hereof any and all Securities which are no longer subject to the representations contained in this sub-paragraph (d).

3.2 Bank’s Representations. The Bank hereby represents and warrants to the Lender, which representations and warranties shall be deemed to be continuing and to be reaffirmed on any day that a Securities loan hereunder is outstanding, that:

(a) This Agreement is legally and validly entered into by the Bank, does not and will not, violate any statute, regulation, rule, order or, judgment binding on the Bank, or any provision of the Bank’s charter or by-laws, or any agreement binding on the Bank or affecting its property, and is enforceable against the Bank in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws, or by equitable principles relating to or limiting creditors rights generally; and

(b) Each loan made by the Bank on behalf of Lender will be legally and validly entered into by the Bank, and will not violate any statute, regulation, rule, or judgement binding on the Bank;

(c) The Bank recognizes and acknowledges that the Lender is registered as an open-end diversified management company under the Investment Company Act of 1940, as amended, and accordingly all activities by the Bank pursuant to this Agreement shall be conducted in compliance with that Act and all rules and regulations thereunder and interpretations of the U.S. Securities and Exchange Commission and its staff;

(d) The Bank has not placed a lien or other encumbrance upon any of the Collateral and, to its actual knowledge, the Collateral is free and clear of all liens, claims and other encumbrances;

(e) The person executing this Agreement on behalf of the Bank and all persons acting on the Bank’s behalf pursuant to this Agreement have been duly and properly authorized to do so.

4. Securities Lending Transactions.

4.1 Loan Initiation. From time to time the Bank may lend Securities to Borrowers and deliver such Securities against receipt of Collateral in accordance with the applicable Securities Borrowing Agreement. The Bank shall deliver to the Lender a Receipt in connection with each loan made hereunder, prior to settlement of such loan.

4.2 Receipt of Collateral; Approved Investments.

(a) For each loan hereunder the Bank shall (i) initially receive Cash Collateral equivalent to no less than 102% (105% in the case of loans of foreign securities denominated in non-U.S. dollars) of the market value of the securities lent and (ii) thereafter shall request on a daily basis as necessary additional Collateral, which for Cash Collateral shall be an amount such that the value of the Cash Collateral will in no event be equivalent to less than 100% of the market value of the Securities lent (as determined in accordance with the applicable Securities Borrowing Agreement), and the Bank is hereby authorized and directed, without obtaining any further approval from the Lender, to invest and reinvest all or substantially all of the Cash Collateral received in any Approved Investment. The Bank shall credit all Collateral, Approved Investments and Distributions received with respect to Collateral and Approved Investments to the Collateral Account and mark its books and records to identify the Lender’s ownership thereof as appropriate.

4

(b) All Approved Investments shall be for the account and risk of the Lender. To the extent any loss arising out of Approved Investments results in a deficiency in the amount of Collateral available for return to a Borrower pursuant to the Securities Borrowing Agreement, the Lender agrees to pay the Bank on demand cash in an amount equal to such deficiency; provided however that the Lender shall not be liable for any loss attributable to the Bank’s negligence, it being understood that the Bank shall not be responsible for the choice of Approved Investments.

(c) Except as otherwise provided herein, all Collateral, Approved Investments and Distributions credited to the Collateral Account shall be controlled by, and subject only to the instructions of, the Bank, and the Bank shall not be required to comply with any instructions of the Lender with respect to the same.

4.3 Distributions on Loaned Securities. Except as provided in the next sentence, all interests, dividends, and other distributions paid with respect to loaned Securities shall be credited to the Lender’s account on the date such amounts are delivered by the Borrower to the Bank. Any non-cash distribution on loaned Securities which is in the nature of a stock split or a stock dividend shall be added to the applicable loan (and shall be considered to constitute loaned Securities) as of the date such non-cash distribution is received by the Borrower.

4.4 Marks to Market. The Bank shall on each Business Day mark to market in U.S. dollars the value of all Securities loaned hereunder and accordingly receive and release Collateral in accordance with the applicable Securities Borrowing Agreement.

4.5 Collateral Substitutions. The Bank shall accept substitutions of Collateral in accordance with the applicable Securities Borrowing Agreement and shall credit all such substitutions to the Collateral Account, provided however that unless other Collateral has been mutually agreed upon in writing by the Bank and the Lender, no other Collateral may be substituted for Cash Collateral.

4.6 Termination of Loans. The Bank shall terminate any Securities loan to a Borrower in accordance with the applicable Securities Borrowing Agreement as soon as practicable after:

(a) receipt by the Bank of a notice of termination pursuant to the Securities Borrowing Agreement;

(b) receipt by the Bank of Written Instructions instructing it to terminate a Securities loan;

(c) receipt by the Bank of Written Instructions deleting the Borrower to whom such loan was made from Schedule II hereto;

(d) upon the Bank’s becoming aware of the occurrence of any default pursuant to the applicable Securities Borrowing Agreement requiring termination of such loan; or

(e) whenever the Bank, in its sole discretion, elects to terminate such loan.

4.7 Securities Loan Fee. The Bank shall receive any applicable Securities Loan Fee paid by Borrowers pursuant to the Securities Borrowing Agreement and credit all such amounts received to the Collateral Account.

4.8 The Borrower’s Financial Condition. The Bank has delivered to the Lender each of the Borrower’s most recent statements that have been made available to the Bank pursuant to the Securities Borrowing Agreements. The Bank shall promptly deliver to the Lender all statements and financial information subsequently delivered to the Bank and required to be furnished to the Bank under the Securities Borrowing Agreements.

4.9 Transfer Taxes and Necessary Costs. All transfer taxes and necessary costs with respect to the transfer of the loaned Securities by the Lender to the Borrower and the Borrower to the Lender upon the termination of the loan shall be paid by the Borrower in accordance with the applicable Securities Borrowing Agreement.

5

4.10 Remedies Upon Default. In the event of any default by a Borrower under the applicable Securities Borrowing Agreement, including but not limited to the failure of a Borrower to deliver Equivalent Securities and any and all distributions due to Lender. Bank shall, use its commercially reasonable efforts to exercise the remedies available to it under the relevant Securities Borrowing Agreement and applicable law, customs and practices for the benefit of the Lender. Lender hereby authorizes Bank, as Lender’s agent, to exercise on its behalf all remedies (including rights of set-off) otherwise available to Lender under applicable law in order to secure the return of Securities (or their value) to Lender. The Bank shall indemnify the Lender and its officers and directors and hold them harmless from and against any and all losses, costs, expenses, damages, liabilities or claims, including but not limited to reasonable fees and expenses of counsel, Lender may incur if Bank is unable to recover borrowed Securities or Equivalent Securities and any and all Distributions made during the term of a loan made to a Borrower as a result of;

(a) Bank’s failure to make a reasoned determination of the creditworthiness of a Borrower through adequate analysis of all materials reasonably available to Bank before lending Securities as provided in Section 2.2 of this Agreement and during the term of any loan with Borrower;

(b) Bank’s failure to demand adequate and appropriate Collateral on a prompt and timely basis as provided in Section 4.2 of this Agreement or maintain control of the Collateral as provided in this Agreement, or failure to otherwise take all reasonable steps to ensure that the Lender retains an unqualified right to possess and sell the Collateral in the event of a default by a Borrower; or

(c) Bank’s failure otherwise to perform its duties and responsibilities undere this Agreement in accordance with the terms hereof.

4.11 Bank’s Obligation. Except as specifically set forth herein, or in any applicable Securities Borrowing Agreement, the Bank shall have no duty or obligation to take action to effect payment by a Borrower of any amounts owed by such Borrower pursuant to the Securities Borrowing Agreement.

5. Concerning the Bank.

5.1 Standard of Care: Indemnification.

(a) It is expressly understood and agreed that in exercising its rights and performing its obligations hereunder, the Bank owes no fiduciary duty to the Lender. The Bank shall act in good faith and exercise reasonable care, but shall not be liable for any costs, expenses, damages, liabilities or claims (including attorneys and accountants fees) incurred by the Lender, except those costs, expenses, damages, liabilities or claims arising out of the Bank’s negligence, willful misconduct, bad faith, or reckless disregard of its obligations and duties hereunder, or any material violation of this Agreement. The Bank shall have no obligation hereunder for costs, expenses, damages, liabilities or claims (including reasonable attorneys and accountants fees), which are sustained or incurred by reason of any action or inaction by the Book-Entry System or any Depository or their respective successors or nominees. In no event shall the Bank be liable for special, punitive or consequential damages, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages.

(b) The Lender agrees to indemnify the Bank and to hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including reasonable fees and expenses of counsel, which the Bank may sustain or incur or which may be asserted against the Bank by reason of or as a result of any action taken or omitted by the Bank in connection with or arising out of the Bank’s operating under and in compliance with this Agreement, except those costs, expenses, damages, liabilities or claims arising out of the Bank’s negligence, bad faith, willful misconduct, or reckless disregard of its obligations and duties hereunder. The foregoing indemnity shall be a continuing obligation of the Lender, its successors and assigns, notwithstanding the termination of any loans hereunder or of this Agreement. Actions taken or omitted in reasonable reliance upon Oral or Written Instructions, any Certificate, or upon any information, order, indenture, stock certificate, power of attorney, assignment, affidavit or other instrument reasonably believed by the Bank to be genuine or bearing the signature of a person or persons reasonably believed by the Bank to be genuine or bearing the signature of a person or persons reasonably believed to be authorized to sign, countersign or execute the same, shall be presumed to have been taken or omitted in good faith.

6

(c) The Bank agrees to indemnify the Lender and to hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including reasonable fees and expenses of counsel, which the Lender may sustain or incur or which may be asserted against the Lender by reason of or as a result of the Bank’s negligence, bad faith, willful misconduct, or reckless disregard of Bank’s obligations and duties hereunder. The foregoing indemnity shall be a continuing obligation of the Bank, its successors and assigns, notwithstanding the termination of any loans hereunder or of this Agreement.

5.2 No Obligation to Inquire. Without limiting the generality of the foregoing, the Bank shall be under no obligation to inquire into, and shall not be liable for, the validity of the issue of any Securities at any time held in the Account or Approved Investments held in the Collateral Account.

5.3 Advances, Overdrafts and Indebtedness; Security Interest.

(a) The Bank may, in its sole discretion, advance funds on behalf of the Lender in order to pay to Borrowers any Rebates or to return to Borrowers Cash Collateral to which they are entitled pursuant to the Securities Borrowing Agreement. The Bank may also, in its sole discretion and as a matter of bookkeeping convenience, credit the Account with interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor and the Lender agrees that such bookkeeping credits may also be reflected on its books, and otherwise, as “immediately available” or “same day” funds or by some similar characterization. Notwithstanding any such credit or characterization, all such credits shall be conditional upon the Bank’s actual receipt of final payment and may be reversed by the Bank to the extent that final payment is not received. If the Bank, in its sole discretion, permits the Lender to use funds credited to the Account prior to receipt by the Bank of final payment thereof, the Lender shall nonetheless, continue to bear the risk of, and liability for, the Bank’s non receipt of final payment in full.

(b) The Lender agrees to repay the Bank on demand the amount of any advance or credit described in Section 5.3(a) above or any other amount owed by the Lender hereunder plus accrued interest at a rate per annum (based on a 360-day year for the actual number of days involved) as agreed to by the parties from time to time. In order to secure repayment of any credit, advance, overdraft or other indebtedness of the Lender to the Bank arising hereunder, the Lender hereby agrees that the Bank shall have a continuing lien and security interest, to the extent of any such amounts owing, in and to all assets now or hereafter held in the Account and the Collateral Account, which is then in the Bank’s possession or control or in the possession or control of any third party acting on the Bank’s behalf. In this regard, the Bank shall be entitled to charge any amounts owed to the Bank hereunder against any balance of account standing to the credit of the Lender on the Bank’s books and, without limiting the foregoing, to all the rights and remedies of a pledgee under common law and a secured party under the Massachusetts Uniform Commercial Code and/or any other applicable laws and/or regulations as then in effect.

(c) The rights of the Bank and the obligations of the Lender under this Section are absolute and unconditional whether or not the Bank would be entitled to indemnification pursuant to Section 5.1(b) hereof.

(d) For all purposes of this Agreement, payment with respect to a transaction will not be “final” until the Bank shall have received immediately available funds which under applicable law or rule are irreversible, which are not subject to any security interest, levy or other encumbrance, and which are specifically applicable, or deemed by the Bank to be specifically applicable, to such transaction. A debit by the Bank to any other account of the Lender maintained by the Bank or to an account of any third party to whom or for whose account Securities have been delivered shall not constitute final payment to the extent that such debit creates an overdraft or does not otherwise result in the receipt by the Bank of immediately available, irreversible and unencumbered funds.

5.4 Advice of Counsel The Bank may, with respect to questions of law, apply for and obtain the advice and opinion of counsel and shall be fully protected with respect to anything done or omitted by it reasonably and in good faith in conformity with such advice or opinion.

7

5.5 No Collection Obligations. The Bank shall be under no obligation or duty to take action to effect collection of any amounts payable in respect of Securities or Approved Investments if such Securities or Approved Investments are in default, or if payment is refused after due demand and presentation.

5.6 Pricing Methods. The Bank is authorized to utilize any recognized pricing information service or any other means of valuation specified in the applicable Securities Borrowing Agreement (“Pricing Methods”) in order to perform its valuation responsibilities with respect to loaned Securities, Collateral and Approved Investments, and Bank shall not be liable for any loss or damage suffered or incurred as a result of errors or omissions of any such Pricing Methods; provided, however, that the Bank shall exercise due care in selecting any Pricing Method; and provided further, that the Bank shall not be protected from liability if management personnel of the Bank responsible for Lending hereunder had actual knowledge that there was such an error or omission.

5.7 Agent’s Fee. In connection with each Securities loan hereunder the Lender shall pay to the Bank a fee equal to 45% of (a) net realized income derived from Approved Investments, plus (b) any Securities Loan Fee paid or payable by the Borrower, minus (c) any Rebate paid by the Bank to the Borrower. The Bank is authorized, on a monthly basis, to charge its fee and any other amounts owed by the Lender hereunder against the Account and/or Collateral Account.

5.8 Reliance On Certificates and Instructions. The Bank shall be entitled to rely upon any Certificate, any information contained on any Schedule hereto as may be amended in accordance with the terms hereof, and Written or Oral Instruction actually received by the Bank and reasonably believed by the Bank to be duly authorized and delivered. The Lender agrees to forward to the Bank Written Instructions confirming Oral Instructions in such manner so that such Written Instructions are received by the Bank by the close of business of the same day that such Oral Instructions are given to the Bank. The Lender agrees that the fact that such confirming Written Instructions are not received on a timely basis or that contrary instructions are received by the Bank shall in no way affect the validity or enforceability of the transactions authorized by the Lender. The Bank will use reasonable efforts to report any subsequently received contrary instructions.

5.9 Disclosure of Account Information. It is understood and agreed that the Bank is authorized to supply any information regarding the Account which is required by any law or governmental regulation now or hereafter in effect.

5.10 Statements. The Bank will at least daily furnish the Lender with statements relating to loans hereunder.

5.11 Force Majeure. The Bank shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by acts of God, earthquakes, fires, floods, storms or other disturbances of nature, epidemics, strikes, riots, nationalization, expropriation, currency restrictions, acts of war, civil war or terrorism, insurrection, nuclear fusion, fission or radiation, the interruption, loss or malfunction of utilities, transportation, the unavailability of energy sources and other similar happenings or events except as results from the Bank’s own negligence; provided that the Bank had taken reasonable precautions to prevent the event or happening from having an adverse affect and/or to mitigate the affect, and that the Bank has and implements a reasonable Diaster Recovery Plan; and provided further, that after any such event or happening the Bank makes reasonable effort to eliminate or mitigate the conditions causing the failure or delay.

5.12 No Implied Duties.

(a) The Bank shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement and in the applicable Securities Borrowing Agreement, and no covenant or obligation shall be implied against the Bank in connection with this Agreement

(b) The Lender shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against the Lender in connection with this Agreement.

8

6. Termination. This Agreement may be terminated at any time by either party upon delivery to the other party of a written notice specifying the date of such termination, which shall be not less than 60 days after the date of receipt of such notice. Notwithstanding any such notice, this Agreement shall continue in full force and effect with respect to all loans of Securities outstanding on the date of termination.

7. Miscellaneous.

7.1 Exclusivity. The Lender agrees that it shall not enter into any other agreement with any third party whereby such third party is permitted to make loans on behalf of the Lender of any securities held by the Bank in the Account from time to time.

7.2 Certificates. The Lender agrees to give the Bank notice and to furnish to the Bank a new Certificate in the event that any present Authorized Person ceases to be an Authorized Person or in the event that any other Authorized Persons are appointed and authorized. Until such notice is received, the Bank shall be fully protected in acting reasonably and in good faith upon Oral Instructions or signatures of the present Authorized Persons.

7.3 Notices.

(a) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Bank, shall be sufficiently given if addressed to the Bank and received by it at its offices at 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, Attention: Securities Lending Department, with a copy to: John E. Henry, General Counsel or at such other place as the Bank may from time to time designate in writing.

(b) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Lender shall be sufficiently given if addressed to the Lender and received by It at its offices at River Park Center 205 SE Spokane St. Portland, OR 97202, or at such other place as the Lender may from time to time designate in writing.

7.4 Cumulative Rights and No Waiver. Each and every right granted to a party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of a party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by a party of any right preclude any other or future exercise thereof or the exercise of any other right.

7.5 Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby, and if any provision is inapplicable to any person or circumstances, it shall nevertheless remain applicable to all other persons and circumstances.

7.6 Amendments. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties.

7.7 Successors And Assigns. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns: provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

7.8 Governing Law; Consent to Jurisdiction. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts without regard to conflict of laws principles thereof. The Lender hereby consents to the jurisdiction of a state or federal court situated in Boston, Massachusetts in connection with any dispute arising hereunder.

7.9 No Third Party Beneficiaries. In performing hereunder, the Bank is acting solely on behalf of the Lender and no contractual or service relationship shall be deemed to be established hereby between the Bank and any other person.

9

7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

7.11 SIPA Notice. THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT THE LENDER WITH RESPECT TO LOANS HEREUNDER AND, THEREFORE, THE COLLATERAL DELIVERED TO THE BANK AS AGENT FOR THE LENDER MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF A BORROWER’S OBLIGATION IN THE EVENT SUCH BORROWER FAILS TO RETURN THE LOANED SECURITIES.

[Remainder of Page Intentionally Left Blank]

10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective corporate officers, thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

M FUND, INC.

By:	/s/ [ILLEGIBLE]
Title: President

INVESTORS BANK & TRUST COMPANY

By:	/s/ [ILLEGIBLE]
Title: E.V.P

11

Schedule I
Approved Investments

Bank Obligations:

Bank Obligations with Domestic and Foreign Banks including Offshore Time Deposits. All Banks obligations will have a short term rating of TBW-1, A-l, or P-l from Thompson Bankwatch, S & P or Moody’s at time of purchase.

Money Market Funds

Institutional Money Market Funds (governed by rule 2a-7) with assets greater than $500 million, including, without limitation, the Merrimac Cash Fund series of Merrimac Funds*.

Repurchase Agreements

Collateral held by IBT or a third party subcustodian. Collateralized at a minimum of 102%. Eligible Collateral includes US Government, Mortgage Backed Securities, Commercial Paper (A-l or P-l) & US Corporate Bonds (Investment Grade)) with the following brokers.

Bear Stearns & Co, Inc
CS First Boston Corporation
Goldman Sachs & Co.
Lehman Brothers, Inc.
J.P. Morgan Securities, Inc.
Merrill Lynch Government Securities.
Morgan Stanley & Co. Inc.
Prudential Securities, Inc
UBS Securities. Inc

Commercial Paper

Must be rated A-l by S&P or P-l by Moodys at time of purchase.

Corporate Bond

Must have a Short Term rating of rated A-l by S&P or P-l by Moodys or have a Long Term Rating of Investment Grade at time of purchase.

Unsecured Promissory Notes (Master Notes)

Must have a rating or Parental rating of A-1 by S&P or P-1 by Moodys at time of purchase.

Insurance Funding Agreements

Must have a minimum Issuers Claim Paying Ability rating of A by S&P or A by Duff and Phelps at time of purchase. Must be putable back to the issuer within 90 days.

GENERAL

All investments will be us Dollar denominated.
The final maturity for any security/issue will be less than one year.

The maximum duration of the collateral pool can not exceed the average maturity of the outstanding loans by more than 0.25 years.

By:	/s/ [ILLEGIBLE]

Title:	President

Date:	November 21, 2000

*  The Bank acts as investment adviser to and serves as custodian, administrator and transfer agent of the Merrimac Funds.

Schedule II
Approved Borrowers

Bank of America Securities LLC
Bear, Steams Securities Corp.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc. (includes BT Alex Brown Inc.)
Donaldson, Lufkin & Jenrette Securities Corp.
Goldman, Sachs & Co.
ING Barings LLC
Lehman Brothers Inc.
JP Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Morgan Stanley & Co. (includes Morgan Stanley Securities Services Inc.)
Prudential Securities, Inc.
Salomon Smith Barney Inc.
Warburg Dillon Reade Inc.

By:	/s/ [ILLEGIBLE]

Title:	President

Date:	November 21, 2000

SCHEDULE A
Portfolios

Brandes International Equity Fund
Frontier Capital Appreciation Fund
Turner Core Growth Fund
Clifton Enhanced U.S. Equity Fund

Exhibit 99B(J)

Consent Of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 22, 2007, relating to the financial statements and financial highlights which appears in the December 31, 2006 Annual Report to Shareholders and Board of Directors of M Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 26, 2007

April 30, 2007

VIA EDGAR

Division of Investment Management
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

RE:	M Fund, Inc.
Post-Effective Amendment No. 16 to
Registration Statement on Form N-1A
File Nos: 033-95472 and 811-09082

Ladies and Gentlemen:

On behalf of M Fund, Inc. (the “Registrant”), attached please find materials comprising Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933 (the “1933 Act”) and Amendment No. 17 to the Registration Statement under the Investment Company Act of 1940, as amended (the “Amendment”).

The Amendment is filed pursuant to Rule 485(b) under the Securities Act of 1933 and Rule 8b-16 under the Investment Company Act of 1940 primarily to update financial information and incorporate non-material changes made to the Registrant’s Prospectus and Statement of Additional Information.  The Amendment is expected to become effective on April 30, 2007.

None of the revised disclosure represents a material change from the Prospectus and Statement of Additional Information contained in PEA No. 15.  Having reviewed the Amendment, the undersigned represents pursuant to Rule 485(b)(4) under the Securities Act of 1933 that it does not contain disclosure which would render it ineligible to become effective pursuant to Rule 485(b).

Please address any questions or comments to the undersigned at (617) 937-5540.

Yours very truly,

/s/ Thomas V. Finnerty
Thomas V. Finnerty, Esq.